Exhibit 99.1

Boston Properties

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2015

Boston Properties, Inc.

Third Quarter 2015

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 540 Madison Avenue, New York, NY)

Boston Properties, Inc.

Third Quarter 2015

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, four residential properties (including two properties under construction) and five retail properties (including one property under construction). Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 30 individuals averages 31 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for the Company’s premier properties or pare from the portfolio properties that we believe have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2015)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	171
Total Square Feet (includes unconsolidated joint ventures)	46.6 million
Common shares outstanding, plus common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units)	171.5 million
Dividend—Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.20%
Total Adjusted Market Capitalization (1)	$29.6 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 49.

Boston Properties, Inc.

Third Quarter 2015

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Matthew J. Lustig	Raymond A. Ritchey	John F. Powers
Chairman of the Board	Director	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Owen D. Thomas Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel
Douglas T. Linde	Ivan G. Seidenberg
President and Director	Lead Independent Director
		Peter D. Johnston	Lori W. Silverstein
Carol B. Einiger	Martin Turchin	Senior Vice President and Regional Manager of Washington, DC	Vice President, Controller
Director	Director

Dr. Jacob A. Frenkel	David A. Twardock	Bryan J. Koop
Director, Chair of Nominating & Corporate Governance Committee	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Boston

Joel I. Klein		Robert E. Pester
Director		Senior Vice President and Regional Manager of San Francisco

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Senior Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
www.bostonproperties.com
Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2015	Q2 2015	Q1 2015	Q4 2014		Q3 2014
High Closing Price	$126.32	$142.17	$144.74	$136.28		$123.41
Low Closing Price	$108.65	$120.83	$131.26	$115.10		$113.66
Average Closing Price	$119.54	$131.76	$139.56	$126.63		$119.60
Closing Price, at the end of the quarter	$118.40	$121.04	$140.48	$128.69		$115.76
Dividends per share	$0.65	$0.65	$0.65	$0.65		$0.65
Special dividends per share	$—	$—	$—	$4.50		$—

Total dividends	$0.65	$0.65	$0.65	$5.15		$0.65

Closing dividend yield—annualized	2.20%	2.15%	1.85%	5.52	%(1)	2.25%
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units (including Outperformance Plan Units) on an as-converted basis (but excluding Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,509	171,506	171,490	171,064		171,062
Closing market value of outstanding shares and units (thousands)	$20,506,666	$20,959,086	$24,291,548	$22,214,860		$20,004,159

(1)	Includes the special dividend of $4.50 per share paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(2)	For additional detail, see page 13.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter, 2015	Tentatively February 3, 2016
First Quarter, 2016	Tentatively April 26, 2016
Second Quarter, 2016	Tentatively July 26, 2016
Third Quarter, 2016	Tentatively October 25, 2016

Boston Properties, Inc.

Third Quarter 2015

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Lucy Moore	Omotayo Okusanya / Charles Croson	Scott Frost	Stephen Boyd
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
646.747.5456	212.336.7076 / 917.421.1943	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Anthony Paolone	Thomas Cook	Ranjini Venkatesan
Bank of America Merrill Lynch	J.P. Morgan Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.622.6682	212.723.1112	212.553.3828

Ross Smotrich	Craig Mailman / Jordan Sadler	John Giordano	Anita Ogbara
Barclays Capital	KeyBanc Capital Markets	Credit Suisse Securities	Standard & Poor’s
212.526.2306	917.368.2316 / 917.368.2280	212.538.4935	212.438.5077

John Kim	Richard Anderson	Ron Perotta
BMO Capital	Mizuho Securities	Goldman Sachs
212.885.4115	212.205.8487	212.702.7885

Thomas Lesnick	Vance Edelson	Mark Streeter
Capital One Securities	Morgan Stanley	J.P. Morgan Securities
504.528.9174	212.761.0078	212.834.5086

Michael Bilerman / Emmanuel Korchman Citigroup Global Markets 212.816.1383 / 212.816.1382	Mike Carroll RBC Capital Markets 440.715.2649	Thierry Perrein / Jason Jones Wells Fargo 704.715.8455 / 704.715.7932

James Sullivan / Tom Catherwood Cowen and Company 646.562.1380 / 646.562.1382	David Rodgers / Richard Schiller RW Baird 216.737.7341 / 312.609.5485

Ian Weissman / Derek van Dijkum Credit Suisse 212.538.6889 / 212.325.9752	Alexander Goldfarb / Ryan Peterson Sandler O’Neill & Partners 212.466.7937 / 212.466.7927

Barry Oxford	John Guinee / Erin Aslakson
D.A. Davidson & Co.	Stifel, Nicolaus & Company
212.240.9871	443.224.1307 / 443.224.1350

Vincent Chao / Venkat Kommineni Deutsche Bank Securities 212.250.6799 / 212.250.6090	Michael Lewis SunTrust Robinson Humphrey 212.319.5659

Steve Sakwa / Gabe Hilmoe	Ross Nussbaum / Nick Yulico
Evercore ISI	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484 / 212.713.3402

Brad Burke	Brendan Maiorana
Goldman Sachs	Wells Fargo Securities
917.343.2082	804.649.2311

Jed Reagan / Katherine Corwith
Green Street Advisors
949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2015

GUIDANCE

	Full Year 2015			Full Year 2016
	Low		High	Low		High
Earnings per share (diluted)	$3.92		$3.94	$2.50		$2.70
Add:
Company share of real estate depreciation and amortization	3.15		3.15	3.34		3.34
Less:
Company share of gains on sales of real estate	1.61		1.61	0.34		0.34

FFO per share (diluted)	$5.46	-	$5.48	$5.50	-	$5.70

ASSUMPTIONS

(dollars in thousands)

	Full Year 2016
	Low		High
Operating property activity:
In-service portfolio occupancy	90.0%	-	92.0%
Same property net operating income—GAAP basis (from 2015)	(0.75)%	-	1.25%
Same property net operating income—cash basis (from 2015)	1.50%	-	3.50%
Non same properties’ incremental contribution over 2015	$34,000		$40,000
Straight-line rent and fair value lease revenue (non-cash rent) (1)	$30,000	-	$50,000
Hotel net operating income	$13,000	-	$15,000

Other income (expense):
Development and management services income	$20,000	-	$24,000
General and administrative expense	$(102,000)	-	$(107,000)
Net interest expense	$(400,000)	-	$(420,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships	$(95,000)	-	$(115,000)

(1)	Includes our share of unconsolidated and consolidated joint venture properties.

Boston Properties, Inc.

Third Quarter 2015

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 10-12. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-51.

	Three Months Ended
	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Selected Items:
Revenue	$629,884	$618,221	$618,476	$613,707	$618,803
Straight-line rent (1)	$12,630	$14,024	$23,164	$18,639	$18,281
Fair value lease revenue (1) (2)	$5,937	$6,667	$7,081	$12,236	$9,207
Revenue from residential properties	$4,111	$3,811	$6,854	$7,195	$7,018
Company share of funds from operations (FFO) from unconsolidated joint ventures	$6,455	$6,964	$9,702	$7,282	$9,518
Lease termination fees (1) (3)	$7,760	$5,419	$14,086	$1,117	$9,878
Ground rent expense (4)	$3,534	$3,676	$4,404	$4,990	$4,986
Fair value interest adjustment (1)	$8,062	$7,856	$7,796	$7,737	$7,694
Capitalized interest	$9,100	$8,850	$7,965	$7,667	$12,223
Capitalized wages	$4,111	$3,997	$3,626	$3,483	$3,403
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	65.9%	66.2%	65.3%	66.5%	66.2%
Losses from early extinguishments of debt	$—	$—	$—	$(10,633)	$—
Income before gains on sales of real estate	$123,792	$100,739	$114,086	$85,323	$109,038
Net income attributable to Boston Properties, Inc. common shareholders	$184,082	$79,460	$171,182	$174,510	$127,724
FFO attributable to Boston Properties, Inc.	$217,261	$208,731	$200,385	$193,186	$223,403
FFO per share - diluted (9)	$1.41	$1.36	$1.30	$1.26	$1.46
Net income attributable to Boston Properties, Inc. per share - basic	$1.20	$0.52	$1.12	$1.14	$0.83
Net income attributable to Boston Properties, Inc. per share - diluted	$1.20	$0.52	$1.11	$1.14	$0.83
Dividends per common share (6)	$0.65	$0.65	$0.65	$5.15	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (7) (9)	$140,700	$145,937	$147,145	$162,630	$170,801
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.30	3.21	3.11	2.83	3.07
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	3.06	2.98	2.91	2.66	2.79
FFO Payout Ratio (7)	46.10%	47.79%	50.00%	51.59%	44.52%
FAD Payout Ratio (7)	79.28%	76.49%	75.72%	68.42%	65.14%

	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$55,434	$63,706	$75,063	$80,864	$86,609
Below-market rents (included within Other Liabilities)	$184,154	$202,653	$227,651	$243,395	$266,681
Accrued ground rent expense (included within Other Liabilities)	$42,962	$41,857	$40,751	$56,117	$54,448
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$111,422	$103,622	$96,028	$88,643	$81,372
Capitalization:
Common Stock Price @ Quarter End	$118.40	$121.04	$140.48	$128.69	$115.76
Equity Value @ Quarter End	$20,506,666	$20,959,086	$24,291,548	$22,214,860	$20,004,159
Total Consolidated Debt	$9,729,796	$9,867,459	$9,886,696	$9,906,984	$10,475,750
Total Consolidated Market Capitalization	$30,236,462	$30,826,545	$34,178,244	$32,121,844	$30,479,909
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	32.18%	32.01%	28.93%	30.84%	34.37%
BXP’s Share of Unconsolidated Joint Venture Debt	$352,923	$352,882	$351,977	$351,500	$331,765
Less:
Partners’ Share of Consolidated Debt	$995,008	$1,168,046	$1,174,948	$1,181,797	$867,377
Total Adjusted Debt	$9,087,711	$9,052,295	$9,063,725	$9,076,687	$9,940,138
Total Adjusted Market Capitalization (10)	$29,594,377	$30,011,381	$33,355,273	$31,291,547	$29,944,297
Total Adjusted Debt/Total Adjusted Market Capitalization (9) (10)	30.71%	30.16%	27.17%	29.01%	33.20%

(1)	Includes the Company’s share of consolidated and unconsolidated joint ventures amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For the three months ended September 30, 2015, March 31, 2015 and September 30, 2014, includes distributions received by the Company from its unsecured creditor claim against Lehman Brothers, Inc. of approximately $3.6 million, $4.5 million and $7.7 million, respectively.
(4)	Includes non-cash straight-line adjustments to ground rent. See page 12 for the straight-line adjustments to the ground rent expense.
(5)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $18,989, $17,845, $17,867, $17,218 and $18,172 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
(6)	For the three months ended December 31, 2014, dividends per share includes the $4.50 per common share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(7)	FFO Payout Ratio is defined as dividends per common share divided by FFO per share. FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2014, excludes the $4.50 per share special dividend paid on January 28, 2015 to shareholders of record as of the close of business on December 31, 2014.
(8)	The Company believes that the presentation of its interest coverage ratios provides investors with useful information about the Company’s financial performance as it relates to its cash interest expense obligations, which may assist investors in evaluating the Company’s ability to service its existing debt obligations. For a quantitative reconciliation, see page 12.
(9)	For disclosures related to our definitions, see page 49.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Third Quarter 2015

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
ASSETS
Real estate	$18,412,086	$18,207,934	$18,153,816	$18,231,978	$18,362,993
Construction in progress (1)	725,601	880,996	797,148	736,311	715,609
Land held for future development	264,598	277,327	271,327	268,114	276,804
Less accumulated depreciation	(3,833,277)	(3,753,926)	(3,646,853)	(3,547,659)	(3,469,130)

Total real estate	15,569,008	15,612,331	15,575,438	15,688,744	15,886,276
Cash and cash equivalents	1,387,007	1,342,751	1,064,396	1,763,079	846,664
Cash held in escrows (2)	90,379	252,558	588,218	487,321	153,161
Marketable securities	19,645	20,953	20,736	19,459	18,834
Tenant and other receivables, net	66,446	55,183	47,768	46,595	43,210
Accrued rental income, net	737,145	730,797	713,874	691,999	689,885
Deferred charges, net	749,628	771,419	806,468	831,744	837,907
Prepaid expenses and other assets	143,476	117,993	165,985	164,432	219,074
Investments in unconsolidated joint ventures	217,529	209,974	196,188	193,394	191,593

Total assets	$18,980,263	$19,113,959	$19,179,071	$19,886,767	$18,886,604

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,132,071	$4,269,808	$4,289,120	$4,309,484	$4,328,464
Unsecured senior notes, net of discount	5,288,908	5,288,503	5,288,101	5,287,704	5,837,172
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	308,817	309,148	309,475	309,796	310,114
Outside members’ notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	245,200	231,900	224,086	243,263	253,600
Dividends and distributions payable	112,912	112,892	112,796	882,472	112,708
Accrued interest payable	200,916	178,548	186,630	163,532	181,954
Other liabilities	448,680	448,480	483,762	502,255	528,872

Total liabilities	10,917,504	11,019,279	11,073,970	11,878,506	11,732,884

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	—	—	633	633	2,022

Redeemable interest in property partnership	—	106,233	105,520	104,692	104,105

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,574,600, 153,473,931, 153,402,107, 153,113,945, and 153,099,786 outstanding, respectively	1,536	1,535	1,534	1,531	1,531
Additional paid-in capital	6,300,780	6,293,556	6,286,260	6,270,257	5,684,649
Dividends in excess of earnings	(627,054)	(711,239)	(690,993)	(762,464)	(148,566)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive income (loss)	(20,625)	1,848	(11,907)	(9,304)	(9,866)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,851,915	5,782,978	5,782,172	5,697,298	5,725,026
Noncontrolling interests:
Common units of the Operating Partnership	620,036	614,988	617,274	603,171	606,002
Property partnerships	1,590,808	1,590,481	1,599,502	1,602,467	716,565

Total equity	8,062,759	7,988,447	7,998,948	7,902,936	7,047,593

Total liabilities and equity	$18,980,263	$19,113,959	$19,179,071	$19,886,767	$18,886,604

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	At December 31, 2014, March, 31, 2015 and June 30, 2015, approximately $433.6 million, $534.2 million and $192.3 million, respectively, was held by a qualified intermediary for possible investment in a like-kind exchange in accordance with Section 1031 of the Internal Revenue Code in connection with sales of real estate. As of September 30, 2015, amounts previously held by such a qualified intermediary have been released and no amounts are held in escrow.

Boston Properties, Inc.

Third Quarter 2015

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Revenue
Rental
Base Rent	$494,300	$486,609	$490,682	$484,011	$484,071
Recoveries from tenants	91,544	86,795	88,593	85,946	90,103
Parking and other	25,509	26,552	24,788	25,724	26,236

Total rental revenue	611,353	599,956	604,063	595,681	600,410
Hotel revenue	12,619	13,403	9,085	10,907	11,918
Development and management services	5,912	4,862	5,328	7,119	6,475

Total revenue	629,884	618,221	618,476	613,707	618,803

Expenses
Operating	113,962	113,945	120,954	111,342	114,116
Real estate taxes	105,834	100,519	100,396	99,735	101,063
Hotel operating	8,125	8,495	7,576	7,539	7,585
General and administrative (1)	20,944	22,284	28,791	23,172	22,589
Transaction costs	254	208	327	640	1,402
Depreciation and amortization	153,015	167,844	154,223	162,430	157,245

Total expenses	402,134	413,295	412,267	404,858	404,000

Operating income	227,750	204,926	206,209	208,849	214,803
Other income (expense)
Income from unconsolidated joint ventures	2,647	3,078	14,834	2,700	4,419
Interest and other income	3,637	1,293	1,407	1,924	3,421
Gains (losses) from investments in securities (1)	(1,515)	(24)	393	387	(297)
Interest expense (2)	(108,727)	(108,534)	(108,757)	(117,904)	(113,308)
Losses from early extinguishments of debt	—	—	—	(10,633)	—

Income before gains on sales of real estate	123,792	100,739	114,086	85,323	109,038
Gains on sales of real estate (3)	199,479	—	95,084	126,102	41,937

Net income	323,271	100,739	209,170	211,425	150,975
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships (4)	(115,240)	(9,264)	(15,208)	(13,088)	(5,566)
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	(3)	(3)	(9)	(75)
Noncontrolling interest—common units of the Operating Partnership (5)	(21,302)	(9,394)	(20,188)	(21,172)	(14,963)

Net income attributable to Boston Properties, Inc.	186,729	82,078	173,771	177,156	130,371
Preferred dividends	(2,647)	(2,618)	(2,589)	(2,646)	(2,647)

Net income attributable to Boston Properties, Inc. common shareholders	$184,082	$79,460	$171,182	$174,510	$127,724

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$1.20	$0.52	$1.12	$1.14	$0.83

Net income attributable to Boston Properties, Inc. per share - diluted	$1.20	$0.52	$1.11	$1.14	$0.83

(1)	Gains (losses) from investments in securities includes $(1,515), $(24), $393, $387 and $(297) and general and administrative expense includes $1,515, $24, $(393), $(387) and $297 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, interest expense includes $7,800, $7,594, $7,385, $7,271 and $7,102, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(3)	See page 46 for additional information.
(4)	For the three months ended September 30, 2015, noncontrolling interest in property partnerships includes approximately $101.1 million consisting of the allocation of the gain on sale of real estate to the outside partners in the consolidated entity that sold 505 9th Street, N.W. located in Washington, DC. See also page 46.
(5)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.26%, 10.34%, 10.44%, 10.34% and 10.34% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

Boston Properties, Inc.

Third Quarter 2015

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Net income attributable to Boston Properties, Inc. common shareholders	$184,082	$79,460	$171,182	$174,510	$127,724
Add:
Preferred dividends	2,647	2,618	2,589	2,646	2,647
Noncontrolling interest - common units of the Operating Partnership	21,302	9,394	20,188	21,172	14,963
Noncontrolling interest - redeemable preferred units of the Operating Partnership	—	3	3	9	75
Noncontrolling interests in property partnerships	115,240	9,264	15,208	13,088	5,566
Less:
Gains on sales of real estate	199,479	—	95,084	126,102	41,937

Income before gains on sales of real estate	123,792	100,739	114,086	85,323	109,038
Add:
Real estate depreciation and amortization (1)	156,489	171,384	148,754	166,665	162,012
Less:
Noncontrolling interests in property partnerships’ share of FFO	35,527	36,699	36,515	33,866	19,150
Noncontrolling interest - redeemable preferred units of the Operating Partnership	—	3	3	9	75
Preferred dividends	2,647	2,618	2,589	2,646	2,647

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.)	242,107	232,803	223,733	215,467	249,178
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	24,846	24,072	23,348	22,281	25,775

FFO attributable to Boston Properties, Inc. common shareholders (2)	$217,261	$208,731	$200,385	$193,186	$223,403

FFO per share - basic	$1.41	$1.36	$1.31	$1.26	$1.46

Weighted average shares outstanding - basic	153,595	153,450	153,230	153,128	153,120

FFO per share - diluted	$1.41	$1.36	$1.30	$1.26	$1.46

Weighted average shares outstanding - diluted	153,786	153,815	153,873	153,550	153,273

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $153,015, $167,844, $154,223, $162,430 and $157,245 and our share of unconsolidated joint venture real estate depreciation and amortization of $3,808, $3,886, $(5,132), $4,582 and $5,099, less corporate related depreciation of $334, $346, $337, $347 and $332 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
(2)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014 was 89.74%, 89.66%, 89.56%, 89.66% and 89.66%, respectively.

Boston Properties, Inc.

Third Quarter 2015

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2015		June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$242,107	171,160	$232,803	171,146	$223,733	171,084	$215,467	170,789	$249,178	170,785
Effect of Dilutive Securities
Stock-based compensation	—	191	—	365	—	643	—	422	—	153

Diluted FFO	$242,107	171,351	$232,803	171,511	$223,733	171,727	$215,467	171,211	$249,178	170,938
Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted FFO
	24,818	17,565	24,021	17,696	23,261	17,854	22,226	17,661	25,751	17,665

Boston Properties, Inc.’s share of diluted FFO (1)	$217,289	153,786	$208,782	153,815	$200,472	153,873	$193,241	153,550	$223,427	153,273

FFO per share—basic	$1.41		$1.36		$1.31		$1.26		$1.46

FFO per share—diluted	$1.41		$1.36		$1.30		$1.26		$1.46

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014 was 89.75%, 89.68%, 89.60%, 89.68% and 89.67%, respectively.

Boston Properties, Inc.

Third Quarter 2015

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Basic FFO (see page 10)	$242,107	$232,803	$223,733	$215,467	$249,178
2nd generation tenant improvements and leasing commissions	(91,787)	(54,346)	(55,121)	(20,824)	(47,649)
Straight-line rent (1)	(12,630)	(14,024)	(23,164)	(18,639)	(18,281)
Lease transaction costs which qualify as rent inducements (1) (2)	1,646	3,141	5,929	3,533	1,516
Recurring capital expenditures	(18,814)	(14,869)	(8,763)	(12,571)	(12,691)
Fair value interest adjustment (1)	(8,062)	(7,856)	(7,796)	(7,737)	(7,694)
Fair value lease revenue (1) (3)	(5,937)	(6,667)	(7,081)	(12,236)	(9,207)
Hotel improvements, equipment upgrades and replacements	(436)	(272)	(491)	(328)	(514)
Straight-line ground rent expense adjustment (4)	891	1,106	1,196	1,669	1,669
Non-real estate depreciation	334	346	337	347	332
Stock-based compensation	6,345	5,469	11,011	5,391	5,809
Non-cash losses from early extinguishments of debt	—	—	—	96	—
Non-cash termination income adjustment (fair value lease amounts)	(555)	(1,645)	10	—	—
Partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	26,982	2,005	1,511	652	6,593
Unearned portion of capitalized fees	616	746	5,834	7,810	1,740

Funds available for distribution to common shareholders and common unitholders (FAD)	$140,700	$145,937	$147,145	$162,630	$170,801

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-15	30-Jun-15	31-Mar-15	31-Dec-14	30-Sep-14
Income before gains on sales of real estate	$123,792	$100,739	$114,086	$85,323	$109,038
Interest expense	108,727	108,534	108,757	117,904	113,308
Interest expense from unconsolidated joint ventures	3,830	3,823	4,977	3,248	3,254
Depreciation and amortization expense	153,015	167,844	154,223	162,430	157,245
Depreciation and amortization expense from unconsolidated joint ventures	3,808	3,886	(5,132)	4,582	5,099
Non-cash losses from early extinguishments of debt	—	—	—	96	—
Non-cash termination income adjustment (fair value lease amounts)	(555)	(1,645)	10	—	—
Stock-based compensation	6,345	5,469	11,011	5,391	5,809
Straight-line ground rent expense adjustment (4)	891	1,106	1,196	1,669	1,669
Straight-line rent (1)	(12,630)	(14,024)	(23,164)	(18,639)	(18,281)
Lease transaction costs which qualify as rent inducements (1) (2)	1,646	3,141	5,929	3,533	1,516
Fair value lease revenue (1) (3)	(5,937)	(6,667)	(7,081)	(12,236)	(9,207)

Subtotal	382,932	372,206	364,812	353,301	369,450
Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7)	115,924	115,937	117,410	124,819	120,322
Interest Coverage Ratio	3.30	3.21	3.11	2.83	3.07

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	125,147	124,909	125,488	132,584	132,641
Interest Coverage Ratio	3.06	2.98	2.91	2.66	2.79

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 7.
(5)	Excludes consolidated and the Company’s share of unconsolidated joint venture amortization of financing costs of $2,037, $1,936, $1,956, $1,987 and $1,987 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
(6)	Excludes interest expense of $7,800, $7,594, $7,385, $7,271 and $7,102 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(7)	Excludes consolidated fair value interest adjustment of $13,204, $13,110, $13,017, $12,925 and $12,849 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
(8)	Includes consolidated and the Company’s share of unconsolidated joint venture capitalized interest of $9,223, $8,972, $8,078, $7,765 and $12,319 for the three months ended September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.

Boston Properties, Inc.

Third Quarter 2015

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
September 30, 2015
Mortgage Notes Payable	$4,033,642
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,300,000

Total Debt	9,639,642
Fair Value Interest Adjustment on Mortgage Notes Payable	98,429
Fair Value Interest Adjustment on Mezzanine Notes Payable	2,817
Discount on Unsecured Senior Notes	(11,092)

Total Consolidated Debt	$9,729,796

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	6/27/2013		4/11/2013		6/11/2012		11/10/2011		11/18/2010		4/19/2010		10/9/2009		Total/Weighted Average
Original Principal Amount	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Principal Amount at Quarter End	$700,000		$500,000		$1,000,000		$850,000		$850,000		$700,000		$700,000		$5,300,000
Yield (on issue date)	3.916%		3.279%		3.954%		3.853%		4.289%		5.708%		5.967%		4.42%
Coupon	3.800%		3.125%		3.850%		3.700%		4.125%		5.625%		5.875%		4.30%
Public Offering Price	99.694%		99.379%		99.779%		99.767%		99.260%		99.891%		99.931%		99.68%
Ratings:
Moody’s	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)
S&P	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)
Fitch	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)	BBB+	(stable)
Maturity Date	2/1/2024		9/1/2023		2/1/2023		11/15/2018		5/15/2021		11/15/2020		10/15/2019
Discount	$1,733		$2,457		$1,604		$943		$3,703		$421		$231		$11,092

Unsecured Senior Notes, net of discount	$698,267		$497,543		$998,396		$849,057		$846,297		$699,579		$699,769		$5,288,908

Equity
(in thousands)
	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 9/30/2015	Equivalents		Value (1)
Common Stock	153,575	153,575	(2)	$18,183,280
Common Operating Partnership Units	17,934	17,934	(3)	2,123,386
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(4)

Total Equity		171,509		$20,506,666

Total Consolidated Debt				$9,729,796

Total Consolidated Market Capitalization				$30,236,462

BXP’s share of Unconsolidated Joint Venture Debt				$352,923
Less:
Partners’ Share of Consolidated Debt				$995,008
Total Adjusted Debt (5)				$9,087,711

Total Adjusted Market Capitalization (5)				$29,594,377

(1)	Values based on September 30, 2015 closing price of $118.40 per share of common stock, except the shares of Series B Cumulative Redeemable Preferred Stock have been valued at the liquidation preference of $2,500.00 per share (see Note 4 below).
(2)	Includes 67,367 shares of restricted stock.
(3)	Includes 1,837,080 long-term incentive plan units (including 216,854 2012 OPP Units), but excludes an aggregate of 1,154,553 Multi-Year Long-Term Incentive Program Units.
(4)	On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into or exchangeable for any other security of the Company or any of its affiliates.
(5)	For disclosures relating to our definitions of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 49.

Boston Properties, Inc.

Third Quarter 2015

DEBT ANALYSIS (1)

as of September 30, 2015

Debt Maturities and Principal Payments

(in thousands)
	2015	2016	2017	2018	2019	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—
Fixed Rate Debt
Mortgage Notes Payable	$5,385	$606,142	$2,708,154	$18,633	$19,670	$675,658	$4,033,642
Fair Value Interest Adjustment	13,605	50,632	34,192	—	—	—	98,429

Mortgage Notes Payable	18,990	656,774	2,742,346	18,633	19,670	675,658	4,132,071

Mezzanine Notes Payable	—	—	306,000	—	—	—	306,000
Fair Value Interest Adjustment	335	1,389	1,093	—	—	—	2,817

	335	1,389	307,093	—	—	—	308,817

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Discount Amortization	(440)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,092)

Unsecured Senior Notes	(440)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,908

Total Fixed Debt	$18,885	$656,482	$3,047,690	$866,859	$718,117	$4,421,763	$9,729,796

Total Consolidated Debt	$18,885	$656,482	$3,047,690	$866,859	$718,117	$4,421,763	$9,729,796

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.64%	5.34%	4.04%	3.89%	5.96%	4.36%	4.40%

Total GAAP Weighted Average Rate	5.64%	5.34%	4.04%	3.89%	5.96%	4.36%	4.40%

Total Stated Weighted Average Rate	5.64%	6.44%	5.76%	3.77%	5.87%	4.29%	4.97%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018
(in thousands)
	Facility	Outstanding at 9/30/2015	Letters of Credit	Remaining Capacity at 9/30/2015
	$1,000,000	$—	$30,032	$969,968

Unsecured and Secured Debt Analysis
	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	54.36%	4.34%	4.42%	5.9	years
Secured Debt	45.64%	5.72%	4.37%	2.4	years

Total Consolidated Debt	100.00%	4.97%	4.40%	4.3	years

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.97%	4.40%	4.3	years

Total Consolidated Debt	100.00%	4.97%	4.40%	4.3	years

Interest Rate Hedging Instruments
(dollars in thousands)
	Notional Amount	Weighted-Average 10-Year Swap Rate	Effective Date	Termination Date
Forward-starting interest rate swaps (2)	$525,000	2.437%	September 1, 2016	September 1, 2026
Forward-starting interest rate swaps (3)	250,000	2.800%	June 1, 2017	June 1, 2027

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition or consolidation.
(2)	Subsequent to September 30, 2015, the Company entered into one contract on a notional amount of $25.0 million. The Company has now entered into forward-starting interest rate swap contracts which fix the 10-year swap rate at a weighted-average rate of approximately 2.423% per annum on notional amounts aggregating $550.0 million.
(3)	Subsequent to September 30, 2015, the Company’s 767 Fifth Partners LLC consolidated entity (the entity in which the Company has a 60% interest and that owns 767 Fifth Avenue (the GM Building) in New York City) entered into one contract on a notional amount of $25.0 million. 767 Fifth Partners LLC has now entered into forward-starting interest rate swap contracts which fix the 10-year swap rate at a weighted-average rate of approximately 2.762% per annum on notional amounts aggregating $275.0 million.

Boston Properties, Inc.

Third Quarter 2015

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2015

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$1,300,000	$—	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	750,000	—	—	—	750,000
601 Lexington Avenue (55% ownership)	3,020	12,447	13,051	13,684	14,349	645,531	702,082
200 Clarendon Street (formerly John Hancock Tower and Garage)	—	—	640,500	—	—	—	640,500	(2)
Embarcadero Center Four	1,482	348,886	—	—	—	—	350,368
Fountain Square	—	211,250	—	—	—	—	211,250	(2)
New Dominion Technology Park, Building One	—	2,672	2,878	3,100	3,340	26,504	38,494
Kingstowne Two and Retail	498	29,277	—	—	—	—	29,775	(2) (3)
University Place	385	1,610	1,725	1,849	1,981	3,623	11,173

	5,385	606,142	2,708,154	18,633	19,670 #	675,658	4,033,642

Aggregate Fair Value Interest Adjustments	13,605	50,632	34,192	—	—	—	98,429

	18,990	656,774	2,742,346	18,633	19,670	675,658	4,132,071

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The GM Building)) (60% ownership)	—	—	306,000	—	—	—	306,000
Fair Value Interest Adjustment	335	1,389	1,093	—	—	—	2,817

	335	1,389	307,093	—	—	—	308,817

Unsecured Senior Notes, Face Amount	—	—	—	850,000	700,000	3,750,000	5,300,000
Aggregate Discount Amortization	(440)	(1,681)	(1,749)	(1,774)	(1,553)	(3,895)	(11,092)

	(440)	(1,681)	(1,749)	848,226	698,447	3,746,105	5,288,908

Unsecured Line of Credit	—	—	—	—	—	—	—

	$18,885	$656,482	$3,047,690	$866,859	$718,117	$4,421,763	$9,729,796

% of Total Consolidated Debt	0.19%	6.75%	31.32%	8.91%	7.38%	45.45%	100.00%
Balloon Payments	$—	$583,782	$2,996,500	$850,000	$700,000	$4,383,554	$9,513,836
Scheduled Principal Amortization	$5,385	$22,360	$17,654	$18,633	$19,670	$42,104	$125,806

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 17.
(2)	This property has a fair value interest adjustment which is aggregated on the Aggregate Fair Value Interest Adjustment line.
(3)	This mortage loan was repaid on October 1, 2015.

Boston Properties, Inc.

Third Quarter 2015

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2015 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities.

		Senior Notes	Senior Notes
		Issued Prior to	Issued On or After
		October 9, 2009	October 9, 2009
		September 30, 2015
Total Assets:
Capitalized Property Value (1)		$21,747,684	$22,224,910
Cash and Cash Equivalents		1,387,007	1,387,007
Investments in Marketable Securities		19,645	19,645
Undeveloped Land, at Cost (including Joint Venture %)		317,740	317,740
Development in Process, at Cost (including Joint Venture %)		1,183,664	1,183,664

Total Assets		$24,655,740	$25,132,966

Unencumbered Assets		$16,345,488	$16,657,191

Secured Debt (Fixed and Variable) (2)		$4,033,642	$4,033,642
Mezzanine Notes Payable (3)		306,000	306,000
Joint Venture Debt		352,923	352,923
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		36,182	36,182
Unsecured Debt (4)		5,300,000	5,300,000

Total Outstanding Debt		$10,208,747	$10,208,747

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$123,792	$123,792
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,647)	(2,647)
Add: Losses from Investments in Securities (per Consolidated Income Statement)		1,515	1,515
Add: Interest Expense (per Consolidated Income Statement)		108,727	108,727
Add: Depreciation and Amortization (per Consolidated Income Statement)		153,015	153,015

EBITDA		384,402	384,402
Add: Company share of unconsolidated joint venture EBITDA		10,827	10,827

Consolidated EBITDA		$395,229	$395,229

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$108,727	$108,727
Add: Company share of unconsolidated joint venture interest expense		3,830	3,830
Less: Amortization of financing costs (including Joint Venture %)		(2,037)	(2,037)
Less: Interest expense funded by construction loan draws		(9)	(9)

Adjusted Interest Expense		$110,511	$110,511

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	41.4%	40.6%
Secured Debt/Total Assets	Less than 50%	19.0%	18.7%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.58	3.58
Unencumbered Assets/ Unsecured Debt	Greater than 150%	308.4%	314.3%

Unencumbered Consolidated Property EBITDA (5)		$256,120	$256,120

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.43	4.43

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		64.8%	64.8%

# of in-service unencumbered properties		137	137

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value interest adjustment of $98,429.
(3)	Excludes aggregate fair value interest adjustment of $2,817.
(4)	Excludes aggregate debt discount of $11,092.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that in our view are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended September 30, 2015, these excluded amounts were approximately $(12,512), $131,945, $8,025 and $11,651, respectively.

Boston Properties, Inc.

Third Quarter 2015

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

as of September 30, 2015

(in thousands)

Property	2015	2016	2017	2018	2019	Thereafter	Total
Metropolitan Square (51%)	$321	$1,332	$1,410	$1,493	$1,582	$80,327	$86,465
540 Madison Avenue (60%)	—	—	—	72,000	—	—	72,000
Market Square North (50%)	266	1,094	1,148	1,205	1,265	58,090	63,068
901 New York Avenue (25%)	—	—	—	—	—	56,250	56,250
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	70	279	279	19,519	—	—	20,147	(1)
Annapolis Junction Building Six (50%)	—	6,702	—	—	—	—	6,702	(2)
Annapolis Junction Building Seven (50%)	—	9,868	—	—	—	—	9,868	(3)
Annapolis Junction Building Eight (50%)	—	—	6,923	—	—	—	6,923	(3)

	$657	$19,275	$9,760	$94,217	$2,847	$226,167	$352,923

GAAP Weighted Average Rate	5.05%	2.84%	2.99%	2.01%	5.41%	4.82%	3.92%
% of Total Debt	0.18%	5.46%	2.77%	26.70%	0.81%	64.08%	100.00%
Balloon Payments	$—	$16,570	$6,923	$91,472	$—	$221,044	$336,009
Scheduled Amortization	$657	$2,705	$2,837	$2,745	$2,847	$5,123	$16,914

Floating and Fixed Rate Debt Analysis
	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	32.77%	1.79%	2.01%	2.3	years
Fixed Rate Debt	67.23%	4.79%	4.85%	6.2	years

Total Debt	100.00%	3.81%	3.92%	4.9	years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	On September 30, 2015, the Company modified and extended the loan to November 17, 2016.
(3)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2015

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information
(unaudited and in thousands) as of September 30, 2015
	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Dock72 (3)	1265 Main Street (4)	Total Unconsolidated Joint Ventures
Net Equity (5) (6)	$69,364	$(10,046)	$9,545	$(12,015)		$44,111	$27,851	$(3,015)	$9,541	$42,653	$10,282	$4,182	$192,453

Mortgage/Construction loans payable (5)	$72,000	$63,068	$86,465	$56,250		$—	$43,640	$31,500	$—	$—	$—	$—	$352,923

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%	50.00%	50.00%	50.00%

Results of Operations
(unaudited and in thousands) for the three months ended September 30, 2015
	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	500 North Capitol Street, N.W.	North Station (Phase 1 - Air Rights)	1001 6th Street (formerly 501 K Street)	Dock72 (3)	1265 Main Street (4)	Total Unconsolidated Joint Ventures
REVENUE
Rental (7)	$5,778	$3,714	$7,194	$5,508		$963	$5,410	$2,576	$—	$137	$—	$—	$31,280
Operating recoveries	708	750	1,397	2,218		193	832	1,130	—	—	—	—	7,228
Straight-line rent	415	322	(219)	583		—	(1,606)	218	—	—	—	—	(287)
Fair value lease revenue	(24)	—	—	—		—	—	—	—	—	—	—	(24)
Termination Income	—	—	—	—		—	—	—	—	—	—	—	—

Total revenue	6,877	4,786	8,372	8,309		1,156	4,636	3,924	—	137	—	—	38,197

EXPENSES
Operating	3,336	2,228	3,342	3,381		414	1,628	1,328	—	239	—	—	15,896

NET OPERATING INCOME	3,541	2,558	5,030	4,928		742	3,008	2,596	—	(102)	—	—	22,301
Interest	569	1,552	2,465	2,075		—	230	1,128	—	—	—	—	8,019
Depreciation and amortization	1,845	819	1,913	1,315		1,383	680	877	—	—	—	—	8,832

SUBTOTAL	2,414	2,371	4,378	3,390		1,383	910	2,005	—	—	—	—	16,851

NET INCOME/(LOSS)	$1,127	$187	$652	$1,538		$(641)	$2,098	$591	$—	$(102)	$—	$—	$5,450

BXP’s share of net income/(loss)	$676	$94	$334	$415	(8)	$(213)	$1,049	$177	$—	$(51)	$—	$—	2,481
Basis differential (9)	170	(3)	12	(6)		(7)	(10)	10	—	—	—	—	166

Income/(loss) from unconsolidated joint ventures	$846	$91	$346	$409	(8)	$(220)	$1,039	$187	$—	$(51)	$—	$—	$2,647
BXP’s share of depreciation & amortization	992	418	991	321	(8)	466	355	265	—	—	—	—	3,808

BXP’s share of Funds from Operations (FFO)	$1,838	$509	$1,337	$730		$246	$1,394	$452	$—	$(51)	$—	$—	$6,455

BXP’s share of revenue (7) (10)	$3,702	$2,018	$3,558	$2,938	(8)	$321	$1,902	$838	$—	$69	$—	$—	$15,346

BXP’s share of net operating income/(loss) (7)	$2,127	$1,279	$2,565	$2,377	(8)	$247	$1,504	$779	$—	$(51)	$—	$—	$10,827

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes three properties in service, one property in development and two undeveloped land parcels.
(3)	Refer to Note 3 under “Acquisitions” on page 46.
(4)	Refer to Note 2 under “Acquisitions” on page 46.
(5)	Represents the Company’s share.
(6)	As of September 30, 2015, certain investments with deficit balances aggregating ($25,076) have been reflected within Other Liabilities on the Company’s Consolidated Balance Sheet.
(7)	Includes approximately $33 of management services income of which the Company’s share is approximately $19 and approximately $33 of interest and other income of which the Company’s share is approximately $14.
(8)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(10)	Excludes operating recoveries.

Boston Properties, Inc.

Third Quarter 2015

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets
as of September 30, 2015

BXP’s ownership percentage	60.00%	55.00%	95.00%	50.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	505 9th Street (1)	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,474,570	$2,244,475	$419,985	$—	$6,139,030
Cash and cash held in escrows	83,374	133,279	6	8,324	224,983
Other assets	117,913	190,770	2,333	133	311,149

Total assets	$3,675,857	$2,568,524	$422,324	$8,457	$6,675,162

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,388,859	$702,082	$—	$—	$2,090,941
Mezzanine notes payable	308,817	—	—	—	308,817
Related party notes payable	180,000	—	—	—	180,000
Accrued interest on related party notes	111,421	—	—	—	111,421
Other liabilities	161,761	62,779	32,029	293	256,862

Total liabilities	2,150,858	764,861	32,029	293	2,948,041

Equity:
Boston Properties, Inc.	1,083,065 (2)	669,561	372,591	4,082	2,129,299
Redeemable interest in property partnership	—	—	—	—	—
Noncontrolling interests	441,934	1,134,102	17,704	4,082	1,597,822 (3)

Total equity	1,524,999	1,803,663	390,295	8,164	3,727,121

Total liabilities and equity	$3,675,857	$2,568,524	$422,324	$8,457	$6,675,162

Income Statements
for the three months ended September 30, 2015

BXP’s ownership percentage	60.00%	55.00%	95.00%	50.00%	50.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office	Salesforce Tower	505 9th Street (1)	Fountain Square (4)	Total Consolidated Joint Ventures
REVENUE
Rental	$65,619	$90,892	$—	$4,575	$8,930	$170,016
Straight-line rent	4,818	2,298	—	176	404	7,696
Fair value lease revenue	6,394	771	—	—	(37)	7,128
Termination income	1,769	2,412	—	—	88	4,269
Parking and other	854	1,492	—	389	67	2,802

Total revenue	79,454	97,865	—	5,140	9,452	191,911

EXPENSES
Operating	26,923	32,835	—	1,013	3,231	64,002

NET OPERATING INCOME	52,531	65,030	—	4,127	6,221	127,909
Management services income	(348)	(578)	—	—	—	(926)
Interest and other income	(6)	(102)	—	—	(1)	(109)
Interest expense	24,157	8,434	—	1,453	3,120	37,164
Interest expense - partner notes	7,800	—	—	—	—	7,800
Fair value adjustment to interest expense	(11,137)	—	—	—	(1,664)	(12,801)
Depreciation and amortization	27,187	20,621	—	326	4,490	52,624
Gain on sale	—	—	—	(199,479)	—	(199,479)

SUBTOTAL	47,653	28,375	—	(197,700)	5,945	(115,727)

NET INCOME/(LOSS)	$4,878	$36,655	$—	$201,827	$276	$243,636

Reconciliation of partners’ noncontrolling interest (NCI):
Add back depreciation & amortization—BXP basis difference	$15	$11	$—	$10	$10	$46
Special allocation—BXP basis	—	(102)	—	—	—	(102)
Add back partners’ share of partner loan interest	7,800	—	—	—	—	7,800

Partners’ net income/(loss) before interest allocation	12,693	36,564	—	201,837	286	251,380
Partners’ NCI share of net income before interest allocation	5,077	16,454	—	102,297	142	123,970
Partners’ share of partner loan interest	(7,800)	—	—	—	—	(7,800)
Allocation of management and other fees to non-controlling partner	(585)	(810)	—	(73)	(97)	(1,565)
Accretion and adjustments	—	—	—	—	635	635

Partners’ NCI	$(3,308)	$15,644	$—	$102,224	$680	$115,240

Reconciliation of partners’ share of FFO:
Net income/(loss)	$4,878	$36,655	$—	$201,827	$276	$243,636
Special allocation - BXP basis	—	(102)	—	—	—	(102)
Deduct gain on sale of real estate	—	—	—	(199,479)	—	(199,479)
Add back depreciation & amortization	27,187	20,621	—	326	4,490	52,624

Entity FFO	32,065	57,174	—	2,674	4,766	96,679
Partners’ share of net income/(loss)	1,957	16,499	—	102,297	142	120,895
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,680)	—	—	—	—	(4,680)
Allocation of management and other fees to non-controlling partner	(585)	(810)	—	(73)	(97)	(1,565)
Deduct partner’s share of gain on sale of real estate	—	—	—	(101,118)	—	(101,118)
Partners’ share of depreciation and amortization	10,869	9,275	—	158	1,104	21,406
Accretion and adjustments	—	(46)	—	—	635	589

Partners’ share FFO	$7,561	$24,918	$—	$1,264	$1,784	$35,527

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	8,186	21,011	—	99,603	(404)	128,396
Deduct BXP share of gain on sale of real estate	—	—	—	(98,361)	—	(98,361)
Depreciation & amortization—BXP basis difference	15	11	—	10	10	46
Other adjustment (5)	141	46	—	—	6	193
BXP share of depreciation & amortization	16,303	11,336	—	158	3,376	31,173

BXP share of FFO	$24,645	$32,404	$—	$1,410	$2,988	$61,447

Unearned portion of capitalized fees (5)	$340	$276	$—	$—	$—	$616

(1)	Refer to Note 2 under “Dispositions” on page 46.
(2)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(3)	Amount excludes preferred shareholders capital of approximately $0.1 million.
(4)	Refer to Note 4 under “Acquisitions” on page 46.
(5)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Third Quarter 2015

PORTFOLIO OVERVIEW

(dollars in thousands)

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended September 30, 2015 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical (3)	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,194,832	(5)	26.0%	392,530	1.1%	13,587,362	(5)	33.0%	0.2%	1.1%	28.4%
New York	11,568,957	(5)	40.0%	—	—	11,568,957	(5)	28.1%	—	—	40.0%
San Francisco	5,486,655		11.5%	570,053	1.1%	6,056,708		14.7%	—	—	12.6%
Washington, DC	9,203,471	(5)	18.1%	738,829	0.5%	9,942,300	(5)	24.2%	0.4%	—	19.0%

Total	39,453,915	(5)	95.6%	1,701,412	2.7%	41,155,327	(5)	100.0%	0.6%	1.1%	100.0%

% of Total	95.9%			4.1%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties by Location (2) (4)
Geographic Area	CBD	Suburban	Total
Boston	22.9%	5.5%	28.4%
New York	38.1%	1.9%	40.0%
San Francisco	9.9%	2.7%	12.6%
Washington, DC	8.1%	10.9%	19.0%

Total	79.0%	21.0%	100.0%

Hotel Properties
	Number of Rooms	Square Feet (6)
Boston Marriott Cambridge, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type for the Quarter Ended September 30, 2015 (7)
	Square Feet	Revenue from Consolidated Portfolio		Revenue from Unconsolidated Joint Ventures Portfolio (8)	Total	% of Total
Office	37,302,976	$439,358		$13,303	$452,661	82.6%
Office/Technical	1,690,316	11,236		—	11,236	2.1%
Retail	2,202,091	40,441		833	41,274	7.5%
Residential	406,648	3,332		—	3,332	0.6%
Hotel	330,000	12,523	(9)	—	12,523	2.3%
Parking and other	N/A	25,509	(10)	1,177	26,686	4.9%

Total	41,932,031	$532,399		$15,313	$547,712	100.0%

Residential Properties
	Number of Units	Square Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(11)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(12)

Total Residential Properties	445	442,444

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income attributable to Boston Properties, Inc., see page 42. For disclosures relating to our use of Combined NOI see page 50.
(3)	Includes approximately 2,200,000 square feet of retail space in Office and approximately 11,000 square feet of retail space in Office/Technical.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Includes 100% of the rentable square footage of our In-Service Properties. For disclosures relating to our In-Service Properties, see pages 21-23.
(6)	Includes 4,260 square feet of retail space.
(7)	Excludes recoveries from tenants.
(8)	Represents the Company’s share. For additional information on unconsolidated joint ventures, see page 18.
(9)	Excludes approximately $67 of base rent from retail tenants which is included in Retail above and approximately $29 of recoveries from tenants.
(10)	Includes approximately $2,200 of other income.
(11)	Includes 26,179 square feet of retail space.
(12)	Includes 9,617 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2015

In-Service Property Listing

as of September 30, 2015

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street (formerly John Hancock Tower)	CBD Boston MA	1	1,742,739	77.0%	$63.23	Y	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,265,000	84.0%	51.12	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,227,964	90.8%	57.68	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	100.0%	62.09	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	63.56	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,249	93.6%	46.11	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	490,273	95.7%	74.77	N	CBD
Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD

		8	6,942,742	88.9%	$59.53

355 Main Street (formerly Five Cambridge Center)	East Cambridge MA	1	265,342	100.0%	$64.46	N	CBD
90 Broadway (formerly Four Cambridge Center)	East Cambridge MA	1	222,656	97.1%	49.55	N	CBD
255 Main Street (formerly One Cambridge Center)	East Cambridge MA	1	215,629	100.0%	54.87	N	CBD
300 Binney Street (formerly Seventeen Cambridge Center)	East Cambridge MA	1	195,191	100.0%	52.98	N	CBD
150 Broadway (formerly Eight Cambridge Center)	East Cambridge MA	1	177,226	100.0%	47.09	N	CBD
105 Broadway (formerly Ten Cambridge Center)	East Cambridge MA	1	152,664	100.0%	46.40	N	CBD
325 Main Street (formerly Three Cambridge Center)	East Cambridge MA	1	115,361	100.0%	44.04	N	CBD
145 Broadway (formerly Eleven Cambridge Center)	East Cambridge MA	1	79,616	100.0%	60.04	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	44.52	Y	CBD

		9	1,618,967	99.6%	$52.08

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	996,317	87.3%	$35.24	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	528,885	92.8%	35.91	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	37.38	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	51.95	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,728	90.3%	31.37	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	96.5%	33.72	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	99.3%	33.61	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	45.69	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.40	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	18.56	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,858	85.9%	26.13	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	33.45	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,542	81.6%	22.25	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	98.0%	26.17	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	42.20	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.97	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	40.75	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.68	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	40.60	N	S

		27	4,633,123	92.6%	$35.04

Office/Technical
415 Main Street (formerly Seven Cambridge Center)	East Cambridge MA	1	231,028	100.0%	$91.53	N	CBD
250 Binney Street (formerly Fourteen Cambridge Center)	East Cambridge MA	1	67,362	100.0%	43.08	N	CBD
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S

		4	392,530	76.0%	$80.59

	Total Boston:	48	13,587,362	91.1%	$50.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

Boston Properties, Inc.

Third Quarter 2015

In-Service Property Listing (continued)

as of September 30, 2015

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
	767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,820,488	96.7%	$140.40	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,710,383	98.9%	87.78	N	CBD
	601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,632,540	98.5%	93.73	Y	CBD
	599 Lexington Avenue	Park Avenue NY	1	1,057,978	97.6%	79.42	Y	CBD
	Times Square Tower (55% ownership)	Times Square NY	1	1,247,454	100.0%	76.16	N	CBD
(2)	250 West 55th Street	Times Square / West Side NY	1	986,823	80.7%	86.16	N	CBD
	510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	98.5%	117.76	N	CBD
	540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	93.6%	98.31	Y	CBD

			8	9,094,959	96.2%	$98.21

	One Tower Center	East Brunswick NJ	1	412,797	35.5%	$31.01	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	33.79	N	S
	210 Carnegie Center	Princeton NJ	1	162,372	79.3%	33.74	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.23	N	S
	212 Carnegie Center	Princeton NJ	1	151,547	79.0%	36.63	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	67.6%	32.99	N	S
	506 Carnegie Center	Princeton NJ	1	149,110	62.5%	33.00	N	S
	508 Carnegie Center	Princeton NJ	1	134,433	100.0%	33.58	N	S
	202 Carnegie Center	Princeton NJ	1	134,068	65.0%	35.84	N	S
	101 Carnegie Center	Princeton NJ	1	128,288	39.3%	30.04	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	66.1%	48.23	N	S
	502 Carnegie Center	Princeton NJ	1	121,460	95.2%	34.52	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.04	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	90.1%	33.27	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	62.7%	31.70	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.87	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	36.59	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	32.54	N	S

			17	2,473,998	73.9%	$34.47

		Total New York:	25	11,568,957	91.5%	$87.19

San Francisco
Office
	Embarcadero Center Four	CBD San Francisco CA	1	934,407	93.5%	$59.61	Y	CBD
	Embarcadero Center One	CBD San Francisco CA	1	830,776	93.5%	52.74	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	778,988	90.9%	57.19	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	775,146	97.3%	48.08	N	CBD
(2)	680 Folsom Street	CBD San Francisco CA	2	524,793	98.4%	56.58	N	CBD

			6	3,844,110	94.4%	$54.81

	3100-3130 Zanker Road	San Jose CA	4	543,900	19.5%	$20.55	N	S
(3)	North First Business Park	San Jose CA	5	190,636	100.0%	16.04	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,280	99.6%	37.99	N	S
	611 Gateway	South San Francisco CA	1	260,337	85.8%	37.79	N	S
	2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	55.18	N	S

			13	1,642,545	71.0%	$34.85

Office/Technical
	Mountain View Research Park	Mountain View CA	15	540,433	100.0%	$37.84	N	S
	453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	25.73	N	S

			16	570,053	100.0%	$37.28

		Total San Francisco:	35	6,056,708	88.6%	$48.61

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2015

In-Service Property Listing (continued)

as of September 30, 2015

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	(Y/N)	Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	98.9%	$56.52	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%	45.54	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	590,251	90.1%	56.81	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	90.7%	57.44	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	414,554	73.0%	60.44	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	85.91	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	50.94	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	99.4%	59.79	N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	49.38	N	CBD
500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,859	92.8%	65.38	Y	CBD

		10	3,893,597	93.7%	$59.64

South of Market	Reston VA	3	623,665	90.2%	$52.72	N	S
Fountain Square	Reston VA	2	521,706	98.4%	46.21	Y	S
One Freedom Square	Reston VA	1	432,581	99.6%	46.13	N	S
Two Freedom Square	Reston VA	1	421,757	98.8%	44.03	N	S
One and Two Discovery Square	Reston VA	2	366,990	97.8%	43.43	N	S
One Reston Overlook	Reston VA	1	319,519	100.0%	37.38	N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%	38.82	N	S
Democracy Tower	Reston VA	1	259,441	100.0%	57.76	N	S
Fountain Square Retail	Reston VA	1	237,209	95.0%	54.61	Y	S
Two Reston Overlook	Reston VA	1	134,615	100.0%	36.72	N	S

		15	3,578,529	97.3%	$46.38

Wisconsin Place Office	Montgomery County MD	1	299,186	97.6%	$53.68	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	58.2%	36.94	N	S
New Dominion Technology Park—Building Two	Herndon VA	1	257,400	100.0%	39.34	N	S
New Dominion Technology Park—Building One	Herndon VA	1	235,201	100.0%	33.66	Y	S
Kingstowne Two	Springfield VA	1	156,251	93.7%	37.94	Y	S
Kingstowne One	Springfield VA	1	151,483	80.3%	39.94	N	S
Kingstowne Retail	Springfield VA	1	88,288	100.0%	33.86	Y	S
(2) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%	31.79	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	29.80	Y	S
Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	88.8%	138.94	Y	S

		10	1,731,345	88.7%	$46.42

Office/Technical
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	$18.39	N	S
7435 Boston Boulevard	Springfield VA	1	103,557	67.1%	22.12	N	S
8000 Grainger Court	Springfield VA	1	88,775	37.6%	23.02	N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.13	N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	28.32	N	S
7450 Boston Boulevard	Springfield VA	1	62,402	0.0%	—	N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	17.55	N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%	13.42	N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	25.82	N	S
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	20.60	N	S
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	24.29	N	S

		11	738,829	77.4%	$20.35

	Total Washington, DC:	46	9,942,300	92.9%	$50.01

	Total In-Service Properties:	154	41,155,327	91.3%	$60.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2015

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

				% of
	Tenant	Sq. Ft.		Portfolio
1	US Government	1,795,102	(1)	4.36%
2	Citibank	984,692	(2)	2.39%
3	Biogen	772,212		1.88%
4	Bank of America	758,995	(3)	1.84%
5	Wellington Management	680,566	(4)	1.65%
6	Arnold & Porter	644,409		1.57%
7	Kirkland & Ellis	612,769	(5)	1.49%
8	Genentech	570,770		1.39%
9	Ropes & Gray	528,931		1.29%
10	O’Melveny & Myers	500,046	(6)	1.22%
11	Weil Gotshal Manges	455,819	(7)	1.11%
12	Shearman & Sterling	450,258		1.09%
13	Google	383,428		0.93%
14	Microsoft	382,532		0.93%
15	Finnegan Henderson Farabow	362,405	(8)	0.88%
16	Ann Inc. (fka Ann Taylor Corp.)	351,026	(9)	0.85%
17	Morgan Lewis Bockius	348,151		0.85%
18	PTC	320,655		0.78%
19	Blue Cross and Blue Shield of Massachusetts	308,210		0.75%
20	Mass Financial Services	301,668		0.73%
	Total % of Portfolio Square Feet			27.97%
	Total % of Portfolio Revenue			30.22%
	Total % of Boston Properties’ Share of Portfolio Revenue			28.12%

Notable Signed Deals (10)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000

(1)	Includes 81,088 & 232,103 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 443,141, 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 55%, 60%, and 51% interest, respectively.
(3)	Includes 690,912 & 50,887 square feet of space in properties in which Boston Properties has a 55% & 60% interest, respectively.
(4)	Includes 669,807 square feet of space in properties in which Boston Properties has a 55% interest.
(5)	Includes 391,662 & 221,107 square feet of space in properties in which Boston Properties has a 55% & 51% interest, respectively.
(6)	Includes 325,750 square feet of space in a property in which Boston Properties has a 55% interest.
(7)	Includes 427,672 & 28,147 square feet of space in properties in which Boston Properties has a 60% & 55% interest, respectively.
(8)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(9)	Includes 331,209 square feet of space in a property in which Boston Properties has a 55% interest.
(10)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2015	1,001,433	$53,850,546	$53.77	$53,857,034	$53.78	2.67	%(4)
2016	2,412,223	121,730,076	50.46	123,319,353	51.12	6.44%
2017	2,854,207	175,865,295	61.62	178,002,271	62.36	7.62%
2018	1,623,524	97,257,116	59.90	99,072,200	61.02	4.34%
2019	3,035,095	165,548,747	54.54	172,022,896	56.68	8.11%
2020	4,018,313	256,670,253	63.88	268,861,058	66.91	10.73%
2021	2,438,154	127,192,905	52.17	140,694,999	57.71	6.51%
2022	3,654,825	202,084,290	55.29	221,407,316	60.58	9.76%
2023	1,136,658	62,106,798	54.64	71,928,498	63.28	3.04%
2024	2,445,444	141,511,670	57.87	156,936,846	64.18	6.53%
Thereafter	9,913,910	663,950,276	66.97	849,731,385	85.71	26.48%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Boston	90.9%	93.2%	92.6%	89.7%	91.5%	92.0%
New York	96.2%	93.2%	73.9%	82.0%	91.5%	90.8%
San Francisco	94.4%	94.8%	71.0%	68.9%	87.4%	87.0%
Washington, DC	93.7%	95.7%	94.5%	96.3%	94.2%	96.1%

Total Portfolio	93.8%	93.8%	87.5%	88.7%	91.5%	92.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2015	135,397	$3,786,001	$27.96	$3,786,001	$27.96	7.96%
2016	327,934	23,928,913	72.97	24,112,230	73.53	19.27%
2017	132,163	4,821,827	36.48	4,927,900	37.29	7.77%
2018	28,364	1,200,331	42.32	1,258,325	44.36	1.67%
2019	455,206	14,134,789	31.05	15,416,150	33.87	26.75%
2020	128,713	2,999,940	23.31	3,178,940	24.70	7.57%
2021	109,860	1,711,144	15.58	1,816,155	16.53	6.46%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
2024	82,188	3,241,817	39.44	3,894,777	47.39	4.83%
Thereafter	23,439	452,293	19.30	540,892	23.08	1.38%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	N/A	N/A	N/A	N/A	N/A	N/A
San Francisco	N/A	N/A	100.0%	96.8%	100.0%	96.8%
Washington, DC	N/A	N/A	77.4%	96.9%	77.4%	96.9%

Total Portfolio	100.0%	100.0%	81.4%	90.3%	84.7%	92.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 11,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2015	20,818	$2,050,747	$98.51	$2,049,547	$98.45	1.04	%(4)
2016	222,434	18,533,019	83.32	18,556,225	83.42	11.06%
2017	164,374	14,539,580	88.45	14,590,445	88.76	8.17%
2018	243,456	20,976,390	86.16	22,024,632	90.47	12.11%
2019	83,243	5,992,996	71.99	6,197,023	74.44	4.14%
2020	185,040	11,714,402	63.31	12,335,748	66.67	9.20%
2021	132,979	19,253,747	144.79	21,054,241	158.33	6.61%
2022	232,187	18,159,922	78.21	19,786,779	85.22	11.55%
2023	196,555	17,871,999	90.93	20,314,869	103.35	9.77%
2024	112,560	9,776,636	86.86	11,616,309	103.20	5.60%
Thereafter	417,256	29,764,972	71.34	39,664,042	95.06	20.75%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups-p.s.f.	Percentage of Total Square Feet
2015	1,157,648	$59,687,295	$51.56	$59,692,581	$51.56	2.81	%(4)
2016	2,962,591	164,192,008	55.42	165,987,808	56.03	7.20%
2017	3,150,744	195,226,702	61.96	197,520,615	62.69	7.66%
2018	1,895,344	119,433,838	63.01	122,355,157	64.56	4.61%
2019	3,573,544	185,676,533	51.96	193,636,069	54.19	8.68%
2020	4,332,066	271,384,595	62.65	284,375,746	65.64	10.53%
2021	2,680,993	148,157,796	55.26	163,565,396	61.01	6.51%
2022	3,887,012	220,244,212	56.66	241,194,095	62.05	9.44%
2023	1,333,213	79,978,797	59.99	92,243,367	69.19	3.24%
2024	2,640,192	154,530,123	58.53	172,447,933	65.32	6.42%
Thereafter	10,354,605	694,167,541	67.04	889,936,320	85.95	25.16%

Occupancy By Location (2) (5)

	CBD		Suburban		Total
Location	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Boston	91.2%	93.4%	90.8%	88.0%	91.1%	91.5%
New York	96.2%	93.2%	73.9%	82.0%	91.5%	90.8%
San Francisco	94.4%	94.8%	78.5%	76.1%	88.6%	87.9%
Washington, DC	93.7%	95.7%	92.4%	96.4%	92.9%	96.1%

Total Portfolio	93.9%	93.9%	87.0%	88.9%	91.3%	92.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes approximately 2,200,000 square feet of retail space, excluding our residential and hotel properties.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations—Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	175,060	$4,746,273	$27.11	$4,746,273	$27.11	(4)	—	$—	$—	$—	$—
2016	680,931	26,531,671	38.96	27,647,860	40.60		225,532	20,724,156	91.89	20,724,156	91.89
2017	658,018	27,592,118	41.93	28,101,527	42.71		—	—	—	—	—
2018	438,798	18,108,693	41.27	18,620,787	42.44		—	—	—	—	—
2019	1,290,017	61,180,822	47.43	62,083,175	48.13		—	—	—	—	—
2020	532,303	25,086,290	47.13	26,371,246	49.54		—	—	—	—	—
2021	792,686	29,895,630	37.71	31,173,370	39.33		—	—	—	—	—
2022	1,635,943	79,424,186	48.55	84,396,486	51.59		—	—	—	—	—
2023	342,233	19,562,631	57.16	22,193,721	64.85		—	—	—	—	—
2024	407,475	18,829,051	46.21	20,969,102	51.46		67,362	2,902,112	43.08	3,508,370	52.08
Thereafter	4,244,355	235,574,704	55.50	278,689,071	65.66		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot
2015	10,247	$1,274,152	$124.34	$1,272,952	$124.23		185,307	$6,020,425	$32.49	$6,019,225	$32.48	(4)
2016	15,643	3,120,629	199.49	3,126,283	199.85		922,106	50,376,456	54.63	51,498,299	55.85	(5)
2017	50,101	3,743,206	74.71	3,769,044	75.23		708,119	31,335,324	44.25	31,870,571	45.01
2018	140,449	6,380,418	45.43	6,492,009	46.22		579,247	24,489,111	42.28	25,112,795	43.35
2019	11,787	1,912,160	162.23	1,986,212	168.51		1,301,804	63,092,982	48.47	64,069,387	49.22
2020	92,877	5,990,799	64.50	6,274,040	67.55		625,180	31,077,088	49.71	32,645,285	52.22
2021	38,642	2,613,944	67.65	2,803,582	72.55		831,328	32,509,574	39.11	33,976,952	40.87
2022	126,196	5,855,381	46.40	6,427,017	50.93		1,762,139	85,279,567	48.40	90,823,503	51.54
2023	79,937	7,251,892	90.72	8,087,672	101.18		422,170	26,814,524	63.52	30,281,394	71.73
2024	70,570	4,180,246	59.24	4,581,186	64.92		545,407	25,911,409	47.51	29,058,657	53.28
Thereafter	144,655	6,420,404	44.38	7,483,507	51.73		4,389,010	241,995,108	55.14	286,172,578	65.20

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $42.30 per square foot and $43.92 per square foot, respectively. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations—Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	27,000	320,000	11.85	320,000	11.85	(4)	—	—	—	—	—
Q4 2015	148,060	4,426,273	29.90	4,426,273	29.90		—	—	—	—	—

Total 2015	175,060	$4,746,273	$27.11	$4,746,273	$27.11		—	$—	$—	$—	$—

Q1 2016	115,816	$4,541,046	$39.21	$4,541,046	$39.21		225,532	$20,724,156	$91.89	$20,724,156	$91.89
Q2 2016	22,857	1,143,808	50.04	1,143,808	50.04		—	—	—	—	—
Q3 2016	455,604	17,107,259	37.55	17,293,624	37.96		—	—	—	—	—
Q4 2016	86,654	3,739,558	43.16	4,669,383	53.89		—	—	—	—	—

Total 2016	680,931	$26,531,671	$38.96	$27,647,860	$40.60		225,532	$20,724,156	$91.89	$20,724,156	$91.89

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	1	53,938	53,938	53,938	53,938	(4)	27,001	373,938	13.85	373,938	13.85	(4)
Q4 2015	10,246	1,220,214	119.09	1,219,014	118.97		158,306	5,646,487	35.67	5,645,287	35.66

Total 2015	10,247	$1,274,152	$124.34	$1,272,952	$124.23		185,307	$6,020,425	$32.49	$6,019,225	$32.48

Q1 2016	8,117	$1,303,916	$160.64	$1,285,916	$158.42		349,465	$26,569,118	$76.03	$26,551,118	$75.98
Q2 2016	1,419	473,178	333.46	448,278	315.91		24,276	1,616,986	66.61	1,592,086	65.58
Q3 2016	4,094	984,619	240.50	1,029,919	251.57		459,698	18,091,878	39.36	18,323,544	39.86
Q4 2016	2,013	358,915	178.30	362,169	179.92		88,667	4,098,473	46.22	5,031,552	56.75

Total 2016	15,643	$3,120,629	$199.49	$3,126,283	$199.85		922,106	$50,376,456	$54.63	$51,498,299	$55.85

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations—New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	170,343	$10,722,673	$62.95	$10,722,673	$62.95	(4)	—	$—	$—	$—	$—
2016	540,538	40,825,055	75.53	41,055,038	75.95		—	—	—	—	—
2017	1,112,506	97,990,351	88.08	98,188,083	88.26		—	—	—	—	—
2018	561,707	46,440,763	82.68	45,837,799	81.60		—	—	—	—	—
2019	531,506	42,505,770	79.97	44,342,744	83.43		—	—	—	—	—
2020	1,856,362	147,671,941	79.55	152,938,029	82.39		—	—	—	—	—
2021	315,235	24,296,294	77.07	26,006,425	82.50		—	—	—	—	—
2022	833,828	69,631,073	83.51	74,684,114	89.57		—	—	—	—	—
2023	81,115	6,998,760	86.28	7,658,273	94.41		—	—	—	—	—
2024	1,061,714	71,889,556	67.71	78,293,847	73.74		—	—	—	—	—
Thereafter	3,154,404	277,412,779	87.94	372,861,824	118.20		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	1,620	$170,965	$105.53	$170,964	$105.53		171,963	$10,893,637	$63.35	$10,893,637	$63.35	(4)
2016	121,206	10,589,666	87.37	10,595,679	87.42		661,744	51,414,721	77.70	51,650,717	78.05
2017	31,285	5,891,023	188.30	5,891,023	188.30		1,143,791	103,881,374	90.82	104,079,106	90.99
2018	6,514	8,436,154	1,295.08	9,213,309	1,414.39		568,221	54,876,917	96.58	55,051,109	96.88
2019	—	—	—	—	—		531,506	42,505,770	79.97	44,342,744	83.43
2020	3,452	241,800	70.05	241,800	70.05		1,859,814	147,913,741	79.53	153,179,828	82.36
2021	19,401	11,904,318	613.59	13,076,280	674.00		334,636	36,200,612	108.18	39,082,705	116.79
2022	58,093	9,877,403	170.03	10,645,695	183.25		891,921	79,508,476	89.14	85,329,809	95.67
2023	32,984	6,595,448	199.96	7,789,358	236.16		114,099	13,594,208	119.14	15,447,630	135.39
2024	11,395	3,929,649	344.86	5,074,896	445.36		1,073,109	75,819,205	70.65	83,368,743	77.69
Thereafter	73,908	15,933,277	215.58	23,348,124	315.91		3,228,312	293,346,056	90.87	396,209,947	122.73

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations—New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	4,699	150,950	32.12	150,950	32.12	(4)	—	—	—	—	—
Q4 2015	165,644	10,571,722	63.82	10,571,722	63.82		—	—	—	—	—

Total 2015	170,343	$10,722,673	$62.95	$10,722,673	$62.95		—	$—	$—	$—	$—

Q1 2016	171,860	$10,539,702	$61.33	$10,539,702	$61.33		—	$—	$—	$—	$—
Q2 2016	250,563	22,062,055	88.05	22,062,055	88.05		—	—	—	—	—
Q3 2016	58,034	3,467,739	59.75	3,681,899	63.44		—	—	—	—	—
Q4 2016	60,081	4,755,558	79.15	4,771,381	79.42		—	—	—	—	—

Total 2016	540,538	$40,825,055	$75.53	$41,055,038	$75.95		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		4,699	150,950	32.12	150,950	32.12	(4)
Q4 2015	1,620	170,965	105.53	170,964	105.53		167,264	10,742,687	64.23	10,742,687	64.23

Total 2015	1,620	$170,965	$105.53	$170,964	$105.53		171,963	$10,893,637	$63.35	$10,893,637	$63.35

Q1 2016	46,938	$5,147,410	$109.66	$5,148,086	$109.68		218,798	$15,687,113	$71.70	$15,687,788	$71.70
Q2 2016	16,868	1,147,988	68.06	1,153,325	68.37		267,431	23,210,043	86.79	23,215,380	86.81
Q3 2016	48,250	3,504,351	72.63	3,504,351	72.63		106,284	6,972,090	65.60	7,186,250	67.61
Q4 2016	9,150	789,917	86.33	789,917	86.33		69,231	5,545,475	80.10	5,561,298	80.33

Total 2016	121,206	$10,589,666	$87.37	$10,595,679	$87.42		661,744	$51,414,721	$77.70	$51,650,717	$78.05

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations—San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	270,299	$11,627,055	$43.02	$11,627,055	$43.02	(4)	6,950	$141,747	$20.40	$141,747	$20.40
2016	883,882	37,191,865	42.08	37,256,283	42.15		69,002	2,435,982	35.30	2,600,412	37.69
2017	513,696	22,650,496	44.09	23,532,186	45.81		118,755	4,535,497	38.19	4,634,648	39.03
2018	200,151	11,300,799	56.46	11,838,879	59.15		28,364	1,200,331	42.32	1,258,325	44.36
2019	382,277	19,861,739	51.96	21,237,127	55.55		309,178	11,378,672	36.80	12,598,912	40.75
2020	568,999	34,651,653	60.90	36,400,084	63.97		34,404	1,431,847	41.62	1,582,114	45.99
2021	259,447	12,905,768	49.74	16,446,551	63.39		—	—	—	—	—
2022	434,601	20,500,887	47.17	24,396,917	56.14		—	—	—	—	—
2023	208,150	11,760,493	56.50	14,041,241	67.46		—	—	—	—	—
2024	369,960	20,532,951	55.50	21,919,665	59.25		—	—	—	—	—
Thereafter	650,401	36,244,754	55.73	50,314,171	77.36		—	—	—	—	—

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	6,119	$401,883	$65.68	$401,883	$65.68		283,368	$12,170,685	$42.95	$12,170,685	$42.95	(4)
2016	38,268	1,914,185	50.02	1,922,049	50.23		991,152	41,542,032	41.91	41,778,744	42.15
2017	16,079	1,110,328	69.05	1,126,136	70.04		648,530	28,296,321	43.63	29,292,970	45.17
2018	32,264	1,940,132	60.13	1,988,752	61.64		260,779	14,441,262	55.38	15,085,955	57.85
2019	11,730	690,778	58.89	724,188	61.74		703,185	31,931,189	45.41	34,560,227	49.15
2020	34,461	2,108,709	61.19	2,276,458	66.06		637,864	38,192,209	59.88	40,258,655	63.11
2021	16,954	1,081,786	63.81	1,122,396	66.20		276,401	13,987,554	50.61	17,568,947	63.56
2022	27,445	1,062,607	38.72	1,146,681	41.78		462,046	21,563,494	46.67	25,543,597	55.28
2023	27,788	1,515,427	54.54	1,613,199	58.05		235,938	13,275,920	56.27	15,654,440	66.35
2024	8,545	554,569	64.90	655,485	76.71		378,505	21,087,520	55.71	22,575,150	59.64
Thereafter	21,461	1,289,426	60.08	1,509,282	70.33		671,862	37,534,180	55.87	51,823,453	77.13

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations—San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—		$—	$—	—	$—	$—	$—	$—
Q2 2015	—	—	—		—	—	—	—	—	—	—
Q3 2015	37,451	2,167,301	57.87	(4)	2,167,301	57.87	2,750	64,077	23.30	64,077	23.30	(4)
Q4 2015	232,848	9,459,753	40.63		9,459,753	40.63	4,200	77,671	18.49	77,671	18.49

Total 2015	270,299	$11,627,055	$43.02		$11,627,055	$43.02	6,950	$141,747	$20.40	$141,747	$20.40

Q1 2016	103,182	$4,619,803	$44.77		$4,624,438	$44.82	—	$—	$—	$—	$—
Q2 2016	191,933	7,996,872	41.66		8,018,856	41.78	27,790	877,109	31.56	877,109	31.56
Q3 2016	234,045	11,816,014	50.49		11,621,769	49.66	31,062	1,276,885	41.11	1,276,885	41.11
Q4 2016	354,722	12,759,176	35.97		12,991,220	36.62	10,150	281,988	27.78	446,418	43.98

Total 2016	883,882	$37,191,865	$42.08		$37,256,283	$42.15	69,002	$2,435,982	$35.30	$2,600,412	$37.69

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—		$—	$—	—	$—	$—	$—	$—
Q2 2015	—	—	—		—	—	—	—	—	—	—
Q3 2015	—	—	—		—	—	40,201	2,231,378	55.51	2,231,378	55.51	(4)
Q4 2015	6,119	401,883	65.68		401,883	65.68	243,167	9,939,307	40.87	9,939,307	40.87

Total 2015	6,119	$401,883	$65.68		$401,883	$65.68	283,368	$12,170,685	$42.95	$12,170,685	$42.95

Q1 2016	5,597	$367,542	$65.67		$367,542	$65.67	108,779	$4,987,345	$45.85	$4,991,980	$45.89
Q2 2016	2,236	154,554	69.12		154,554	69.12	221,959	9,028,535	40.68	9,050,519	40.78
Q3 2016	9,488	514,331	54.21		514,935	54.27	274,595	13,607,230	49.55	13,413,589	48.85
Q4 2016	20,947	877,758	41.90		885,018	42.25	385,819	13,918,922	36.08	14,322,656	37.12

Total 2016	38,268	$1,914,185	$50.02		$1,922,049	$50.23	991,152	$41,542,032	$41.91	$41,778,744	$42.15

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations—Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	385,731	$26,754,546	$69.36	$26,761,033	$69.38	(4)	128,447	$3,644,253	$28.37	$3,644,253	$28.37
2016	306,872	17,181,486	55.99	17,360,172	56.57	(4)	33,400	768,775	23.02	787,662	23.58
2017	569,987	27,632,330	48.48	28,180,475	49.44		13,408	286,330	21.36	293,252	21.87
2018	422,868	21,406,860	50.62	22,774,735	53.86		—	—	—	—	—
2019	831,295	42,000,417	50.52	44,359,851	53.36		146,028	2,756,117	18.87	2,817,237	19.29
2020	1,060,649	49,260,369	46.44	53,151,700	50.11		94,309	1,568,093	16.63	1,596,826	16.93
2021	1,070,786	60,095,213	56.12	67,068,654	62.63		109,860	1,711,144	15.58	1,816,155	16.53
2022	750,453	32,528,144	43.34	37,929,799	50.54		—	—	—	—	—
2023	505,160	23,784,913	47.08	28,035,263	55.50		—	—	—	—	—
2024	606,295	30,260,112	49.91	35,754,233	58.97		14,826	339,705	22.91	386,407	26.06
Thereafter	1,864,750	114,718,039	61.52	147,866,319	79.30		23,439	452,293	19.30	540,892	23.08

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	2,832	$203,747	$71.94	$203,747	$71.94		517,010	$30,602,547	$59.19	$30,609,034	$59.20
2016	47,317	2,908,539	61.47	2,912,215	61.55		387,589	20,858,799	53.82	21,060,049	54.34
2017	66,909	3,795,024	56.72	3,804,241	56.86		650,304	31,713,684	48.77	32,277,969	49.64
2018	64,229	4,219,687	65.70	4,330,562	67.42		487,097	25,626,547	52.61	27,105,297	55.65
2019	59,726	3,390,058	56.76	3,486,623	58.38		1,037,049	48,146,592	46.43	50,663,711	48.85
2020	54,250	3,373,094	62.18	3,543,451	65.32		1,209,208	54,201,556	44.82	58,291,977	48.21
2021	57,982	3,653,699	63.01	4,051,983	69.88		1,238,628	65,460,056	52.85	72,936,792	58.89
2022	20,453	1,364,531	66.72	1,567,387	76.63		770,906	33,892,674	43.96	39,497,186	51.23
2023	55,846	2,509,232	44.93	2,824,640	50.58		561,006	26,294,145	46.87	30,859,903	55.01
2024	22,050	1,112,172	50.44	1,304,743	59.17		643,171	31,711,989	49.31	37,445,383	58.22
Thereafter	177,232	6,121,865	34.54	7,323,131	41.32		2,065,421	121,292,197	58.73	155,730,342	75.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 66,897 and 27,967 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2015 and 2016, respectively. Excluding the SCIF space, the current and future expiring rental rate would be $54.72 per square foot and $54.74 and $47.08 and $47.70 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2015

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations—Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	385,731	26,754,546	69.36	26,761,033	69.38	(4)	128,447	3,644,253	28.37	3,644,253	28.37

Total 2015	385,731	$26,754,546	$69.36	$26,761,033	$69.38		128,447	$3,644,253	$28.37	$3,644,253	$28.37

Q1 2016	45,259	$1,874,563	$41.42	$1,883,373	$41.61		—	$—	$—	$—	$—
Q2 2016	84,638	3,638,994	42.99	3,683,469	43.52		—	—	—	—	—
Q3 2016	117,625	8,548,301	72.67	8,641,137	73.46	(4)	33,400	768,775	23.02	787,662	23.58
Q4 2016	59,350	3,119,627	52.56	3,152,193	53.11		—	—	—	—	—

Total 2016	306,872	$17,181,486	$55.99	$17,360,172	$56.57		33,400	$768,775	$23.02	$787,662	$23.58

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2015	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2015	—	—	—	—	—		—	—	—	—	—
Q3 2015	—	—	—	—	—		—	—	—	—	—
Q4 2015	2,832	203,747	71.94	203,747	71.94		517,010	30,602,547	59.19	30,609,034	59.20

Total 2015	2,832	$203,747	$71.94	$203,747	$71.94		517,010	$30,602,547	$59.19	$30,609,034	$59.20

Q1 2016	17,412	$1,064,465	$61.13	$1,064,642	$61.14		62,671	$2,939,028	$46.90	$2,948,016	$47.04
Q2 2016	2,962	184,059	62.14	184,477	62.28		87,600	3,823,053	43.64	3,867,946	44.15
Q3 2016	600	67,895	113.16	67,238	112.06		151,625	9,384,971	61.90	9,496,036	62.63
Q4 2016	26,343	1,592,120	60.44	1,595,858	60.58		85,693	4,711,747	54.98	4,748,051	55.41

Total 2016	47,317	$2,908,539	$61.47	$2,912,215	$61.55		387,589	$20,858,799	$53.82	$21,060,049	$54.34

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 66,897 and 27,967 square feet of Sensitive Compartmented Information Facility (SCIF) space in Q4 2015 and Q3 2016, respectively. Excluding the SCIF space, the current and future expiring rental rate would be $54.72 and $54.74 and $50.16 and $51.13, respectively.

Boston Properties, Inc.

Third Quarter 2015

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	11,542	$1,350,406	$117.00	$1,349,206	$116.90	(4)(5)	89,617	$4,815,855	$53.74	$4,815,855	$53.74	(4)
2016	388,400	31,255,304	80.47	32,189,272	82.88	(6)	650,755	33,819,331	51.97	33,689,215	51.77
2017	263,366	16,369,092	62.15	16,589,604	62.99		264,056	14,859,219	56.27	15,023,745	56.90
2018	281,132	14,758,072	52.50	15,034,905	53.48		217,214	12,707,087	58.50	13,239,411	60.95
2019	826,728	44,855,499	54.26	45,386,294	54.90		236,792	13,046,030	55.09	13,745,208	58.05
2020	430,732	25,102,106	58.28	25,974,376	60.30		562,217	34,885,785	62.05	36,600,613	65.10
2021	367,377	20,129,482	54.79	20,901,869	56.89		276,401	13,987,554	50.61	17,568,947	63.56
2022	1,081,735	59,513,903	55.02	64,977,942	60.07		282,790	14,625,311	51.72	17,599,722	62.24
2023	387,848	25,841,016	66.63	29,179,346	75.23		195,281	11,179,376	57.25	12,854,254	65.82
2024	272,428	15,571,664	57.16	17,280,226	63.43		378,505	21,087,520	55.71	22,575,150	59.64
Thereafter	3,706,591	213,932,675	57.72	254,687,636	68.71		666,220	37,347,994	56.06	51,573,234	77.41

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2015	55,909	$6,882,259	$123.10	$6,882,258	$123.10	(4)	232,620	$13,490,304	$57.99	$13,490,304	$57.99
2016	463,172	44,895,978	96.93	44,901,990	96.94	(7)	59,269	3,095,101	52.22	3,108,664	52.45
2017	990,708	98,291,609	99.21	98,460,042	99.38		376,347	17,873,303	47.49	18,069,547	48.01
2018	350,707	47,512,605	135.48	47,566,350	135.63		120,743	6,926,712	57.37	7,367,428	61.02
2019	368,200	36,767,970	99.86	38,402,979	104.30		416,183	25,853,600	62.12	27,724,622	66.62
2020	1,550,387	137,427,425	88.64	142,113,223	91.66		441,949	23,361,530	52.86	25,309,608	57.27
2021	255,383	33,595,768	131.55	36,320,660	142.22		539,802	34,638,995	64.17	38,966,488	72.19
2022	851,642	78,220,764	91.85	83,957,486	98.58		77,759	4,478,565	57.60	5,082,081	65.36
2023	105,800	13,328,415	125.98	15,165,240	143.34		57,290	3,883,174	67.78	4,591,944	80.15
2024	688,707	62,601,715	90.90	69,363,074	100.71		182,005	11,610,897	63.79	13,824,419	75.96
Thereafter	3,027,309	286,438,585	94.62	388,896,987	128.46		1,460,782	98,745,300	67.60	127,833,925	87.51

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Excluding retail space current and future expiring rents would be $58.88 per square foot and $58.88 per square foot, respectively, in 2015.
(6)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space and the retail space, current and future expiring rents would be $64.24 per square foot and $70.17 per square foot, respectively, in 2016. This 225,532 square feet of research/laboratory space is subject to a tenant purchase option that was exercised on October 22, 2014 and is expected to close on February 1, 2016.
(7)	Excluding retail space current and future expiring rents would be $100.32 per square foot and $100.32 per square foot, respectively, in 2016.

Boston Properties, Inc.

Third Quarter 2015

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	173,765	$4,670,019	$26.88	$4,670,019	$26.88	(4)	193,751	$7,354,830	$37.96	$7,354,830	$37.96	(4)
2016	533,706	19,121,152	35.83	19,309,027	36.18		340,397	7,722,701	22.69	8,089,529	23.76
2017	444,753	14,966,232	33.65	15,280,967	34.36		384,474	13,437,102	34.95	14,269,224	37.11
2018	298,115	9,731,039	32.64	10,077,891	33.81		43,565	1,734,175	39.81	1,846,545	42.39
2019	475,076	18,237,483	38.39	18,683,093	39.33		466,393	18,885,159	40.49	20,815,019	44.63
2020	194,448	5,974,982	30.73	6,670,910	34.31		75,647	3,306,424	43.71	3,658,042	48.36
2021	463,951	12,380,091	26.68	13,075,083	28.18		—	—	—	—	—
2022	680,404	25,765,665	37.87	25,845,561	37.99		179,256	6,938,183	38.71	7,943,876	44.32
2023	34,322	973,508	28.36	1,102,048	32.11		40,657	2,096,544	51.57	2,800,187	68.87
2024	272,979	10,339,745	37.88	11,778,431	43.15		—	—	—	—	—
Thereafter	682,419	28,062,433	41.12	31,484,942	46.14		5,642	186,186	33.00	250,218	44.35

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2015	116,054	$4,011,379	$34.56	$4,011,379	$34.56	(4)	284,390	$17,112,243	$60.17	$17,118,731	$60.19	(5)
2016	198,572	6,518,743	32.83	6,748,726	33.99		328,320	17,763,699	54.10	17,951,384	54.68
2017	153,083	5,589,765	36.51	5,619,064	36.71		273,957	13,840,381	50.52	14,208,421	51.86
2018	217,514	7,364,312	33.86	7,484,759	34.41		366,354	18,699,836	51.04	19,737,869	53.88
2019	163,306	5,737,800	35.14	5,939,764	36.37		620,866	22,292,992	35.91	22,939,089	36.95
2020	309,427	10,486,316	33.89	11,066,605	35.76		767,259	30,840,026	40.20	32,982,369	42.99
2021	79,253	2,604,844	32.87	2,762,045	34.85		698,826	30,821,062	44.10	33,970,304	48.61
2022	40,279	1,287,712	31.97	1,372,323	34.07		693,147	29,414,109	42.44	34,415,105	49.65
2023	8,299	265,793	32.03	282,391	34.03		503,716	22,410,971	44.49	26,267,959	52.15
2024	384,402	13,217,490	34.38	14,005,669	36.43		461,166	20,101,092	43.59	23,620,965	51.22
Thereafter	201,003	6,907,471	34.37	7,312,960	36.38		604,639	22,546,897	37.29	27,896,417	46.14

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.
(5)	Includes 66,897 and 27,967 square feet of Sensitive Compartmented Information Facility (SCIF) space in 2015 and 2016, respectively. Excluding the SCIF space from 2015, the current and future expiring rental rate would be $35.88 and $35.91 and $45.65 and $46.26 per square foot, respectively.

Boston Properties, Inc.

Third Quarter 2015

RESIDENTIAL and HOTEL PERFORMANCE

	Third Quarter	Third Quarter	Percent	YTD	YTD	Percent
Rental Rates and Occupancy	2015	2014	Change	2015	2014	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,264	$2,268	(0.2%)	$2,257	$2,202	2.5%
Average Rental Rate Per Occupied Square Foot (1)	$2.45	$2.47	(0.8%)	$2.44	$2.40	1.7%
Average Physical Occupancy (1) (2)	94.4%	51.3%	84.0%	89.5%	29.2%	206.5%
Average Economic Occupancy (2)	93.9%	46.8%	100.6%	87.6%	25.0%	250.4%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,054	$3,903	3.9%	$4,027	$3,914	2.9%
Average Rental Rate Per Occupied Square Foot (3)	$4.53	$4.36	3.9%	$4.49	$4.37	2.7%
Average Physical Occupancy (2) (3)	95.4%	96.9%	(1.5%)	96.8%	96.4%	0.5%
Average Economic Occupancy (2)	97.1%	96.1%	1.0%	97.6%	96.4%	1.2%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	86.8%	87.3%	(0.6%)	84.1%	84.1%	—
Average Daily Rate	$288.43	$269.91	6.9%	$271.88	$249.98	8.8%
Revenue per available room	$250.41	$235.51	6.3%	$294.63	$210.27	40.1%

	Residential			Hotel
	Third Quarter	Third Quarter	Percent	Third Quarter	Third Quarter	Percent
Net Operating Income (in thousands)	2015	2014 (4)	Change	2015	2014	Change
Rental Revenue	$4,111 (5)	$7,018 (5)	(41.4%)	$12,619	$11,918	5.9%
Operating expenses and real estate taxes	1,534	4,163	(63.2%)	8,125	7,585	7.1%

Net Operating Income	$2,577 (5)	$2,855 (5)	(9.7%)	$4,494	$4,333	3.7%

Less: Straight line rent and fair value lease revenue	19	85	(77.6%)	1	1	—

Rental Revenue—cash basis	4,092	6,933	(41.0%)	12,618	11,917	5.9%
Less: Operating expenses and real estate taxes	1,534	4,163	(63.2%)	8,125	7,585	7.1%
Add: Straight line ground rent expense	—	522	(100.0%)	—	—	—

Net Operating Income—cash basis	$2,558	$3,292	(22.3%)	$4,493	$4,332	3.7%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 51.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	Includes the Residences on The Avenue, which was sold on March 17, 2015 and had approximately $1.5 million of net operating income and approximately $2.0 million of net operating income - cash basis for the quarter ended September 30, 2014.
(5)	Includes 35,796 square feet of retail space which had revenue of approximately $618,000 for the quarter ended September 30, 2015 and 85,324 square feet of retail space which had revenue of approximately $1.2 million for the quarter ended September 30, 2014.

Boston Properties, Inc.

Third Quarter 2015

OCCUPANCY ANALYSIS

Same Property Occupancy(1) —By Location

	CBD		Suburban		Total
Location	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Boston	91.2%	93.4%	90.8%	87.8%	91.1%	91.5%
New York	98.1%	98.0%	73.9%	82.0%	92.5%	94.2%
San Francisco	93.8%	95.2%	78.5%	76.1%	87.7%	87.6%
Washington, DC	93.7%	95.4%	92.3%	96.0%	92.8%	95.7%

Total Portfolio	94.3%	95.5%	86.9%	88.3%	91.4%	92.7%

Same Property Occupancy(1) — By Type of Property

	CBD		Suburban		Total
	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14	30-Sep-15	30-Sep-14
Total Office Portfolio	94.2%	95.5%	87.4%	88.1%	91.7%	92.7%
Total Office/Technical Portfolio	100.0%	100.0%	81.4%	90.3%	84.7%	92.0%

Total Portfolio	94.3%	95.5%	86.9%	88.3%	91.4%	92.7%

(1)	For disclosures related to our definition of Same Properties, see page 50.

Boston Properties, Inc.

Third Quarter 2015

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office (1)	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	119	31	3	153
Square feet	37,815,070	1,701,412	776,704	40,293,186
Percent of properties in-service	95.8%	100.0%	100.0%	96.1%
Occupancy @ 9/30/2014	92.7%	92.0%	N/A	92.7%
Occupancy @ 9/30/2015	91.7%	84.7%	N/A	91.4%
Percent change from 3rd quarter 2015 over 3rd quarter 2014 (2):
Rental revenue	0.8%	(3.3%)	14.0%
Operating expenses and real estate taxes	3.5%	(7.0%)	7.5%
Consolidated Net Operating Income (3)—excluding hotel & residential	(0.8%)	(1.9%)		(0.8	%)(2)
Consolidated Net Operating Income (3)—Hotel & residential				24.5	%(2)
Net Operating Income—BXP’s share of unconsolidated joint ventures (3) (4)				(3.6	%)(2)
Combined Net Operating Income (3)				(0.5%)
Rental revenue—cash basis	0.8%	2.8%	14.0%
Consolidated Net Operating Income (3)—cash basis (5) excluding hotel & residential	(0.8%)	6.8%		(0.6	%)(2)
Consolidated Net Operating Income (3)—cash basis (5)—Hotel & residential				24.3	%(2)
Net Operating Income—cash basis (5)—BXP’s share of unconsolidated joint ventures				(8.6	%)(2)
Combined Net Operating Income (3)—cash basis (5)				(0.5%)

Same Property Lease Analysis—quarter ended September 30, 2015

	Office	Office/Technical	Total
Vacant space available @ 7/1/2015 (sf)	3,205,286	168,385	3,373,671
Square footage of leases expiring or terminated 7/1/2015-9/30/2015	1,530,773	38,502	1,569,275

Total space for lease (sf)	4,736,059	206,887	4,942,946

New tenants (sf)	897,137	—	897,137
Renewals (sf)	611,314	38,502	649,816

Total space leased (sf)	1,508,451	38,502	1,546,953

Space available @ 9/30/2015 (sf)	3,227,608	168,385	3,395,993

Net (increase)/decrease in available space (sf)	(22,322)	—	(22,322)
Second generation leasing information: (6)
Leases commencing during the period (sf)	1,496,951	38,502	1,535,453
Weighted average lease term (months)	111	46	110
Weighted average free rent period (days)	55	23	55
Total transaction costs per square foot (7)	$61.06	$9.95	$59.78
Increase (decrease) in gross rents (8)	5.57%	6.11%	5.58%
Increase (decrease) in net rents (9)	7.95%	9.20%	7.97%

(1)	Includes revenue and expenses from retail tenants.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 42. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 18.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 1,535,453 square feet of second generation leases that commenced in Q3 2015, leases for 1,323,657 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,249,105 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,249,105 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).

Boston Properties, Inc.

Third Quarter 2015

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2015	September 30, 2014
	(in thousands)
Net income attributable to Boston Properties, Inc.	$186,729	$130,371
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	21,302	14,963
Noncontrolling interest—redeemable preferred units of the Operating Partnership	—	75
Noncontrolling interest in property partnerships (1)	115,240	5,566
Gains on sales of real estate	(199,479)	(41,937)

Income before gains on sales of real estate	123,792	109,038

Add:
Interest expense	108,727	113,308
Losses from investments in securities	1,515	297
Depreciation and amortization	153,015	157,245
Transaction costs	254	1,402
General and administrative expense	20,944	22,589
Subtract:
Interest and other income	(3,637)	(3,421)
Income from unconsolidated joint ventures	(2,647)	(4,419)
Development and management services income	(5,912)	(6,475)

Consolidated Net Operating Income	396,051	389,564
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	10,827	13,020

Combined Net Operating Income	$406,878	$402,584

Same Property Net Operating Income	371,451	373,353
Net Operating Income from non Same Properties (3)	25,838	19,277
Termination income	9,589	9,954

Combined Net Operating Income	$406,878	$402,584

Same Property Net Operating Income	371,451	373,353
Subtract:
Straight-line rent and fair value lease revenue	(18,094)	(18,575)
Add:
Straight-line ground rent expense	891	1,146
Lease transaction costs which qualify as inducements in accordance with GAAP (4)	1,516	1,516

Same Property Net Operating Income— cash basis	$355,764	$357,440

(1)	These partnerships include 505 9th Street, N.W. in Washington, D.C., which was sold on September 18, 2015, Fountain Square in Reston, VA, of which the Company acquired the remaining 50% interest on September 15, 2015, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City. For additional information, refer to Note 4 on page 9.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 18.
(3)	Pages 21-23 indicate by footnote the properties which are not included as part of Same Property Net Operating Income. Non Same Properties include dispositions that occurred prior to September 30, 2015 and therefore are no longer a part of the Company’s property portfolio.
(4)	For additional information, refer to page 44.

Boston Properties, Inc.

Third Quarter 2015

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office (1)				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-15	30-Sep-14	Change	Change	30-Sep-15	30-Sep-14	Change	Change
Rental Revenue	$556,167	$550,513			$14,412	$14,902
Less Termination Income	9,589	8,164			—	—

Rental revenue—subtotal	546,578	542,349	$4,229	0.8%	14,412	14,902	$(490)	(3.3%)
Operating expenses and real estate taxes	203,611	196,700	6,911	3.5%	3,781	4,064	(283)	(7.0%)

Net Operating Income (2)	$342,967	$345,649	$(2,682)	(0.8%)	$10,631	$10,838	$(207)	(1.9%)

Rental revenue—subtotal	$546,578	$542,349			$14,412	$14,902
Less:
Straight-line rent and fair value lease revenue	17,264	17,096	168	1.0%	177	1,447	(1,270)	(87.8%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,369	1,015	354	34.9%	—	396	(396)	(100.0%)

Rental revenue—cash basis	530,683	526,268	4,415	0.8%	14,235	13,851	384	2.8%
Less:
Operating expenses and real estate taxes	203,611	196,700	6,911	3.5%	3,781	4,064	(283)	(7.0%)
Add:
Straight-line ground rent expense (4)	891	1,146	(255)	(22.3%)	—	—	—	—

Net Operating Income (5)—cash basis	$327,963	$330,714	$(2,751)	(0.8%)	$10,454	$9,787	$667	6.8%

	Sub-Total (1)				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-15	30-Sep-14	Change	Change	30-Sep-15	30-Sep-14	Change	Change
Rental Revenue	$570,579	$565,415			$16,730	$14,670
Less Termination Income	9,589	8,164			—	—

Rental revenue—subtotal	560,990	557,251	$3,739	0.7%	16,730	14,670	$2,060	14.0%
Operating expenses and real estate taxes	207,392	200,764	6,628	3.3%	9,659	8,989	670	7.5%

Net Operating Income (2)	$353,598	$356,487	$(2,889)	(0.8%)	$7,071	$5,681	$1,390	24.5%

Rental revenue—subtotal	$560,990	$557,251			$16,730	$14,670
Less:
Straight-line rent and fair value lease revenue	17,441	18,543	(1,102)	(5.9%)	20	10	10	100.0%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	1,369	1,411	(42)	(3.0%)	—	—	—	—

Rental revenue—cash basis	544,918	540,119	4,799	0.9%	16,710	14,660	2,050	14.0%
Less:
Operating expenses and real estate taxes	207,392	200,764	6,628	3.3%	9,659	8,989	670	7.5%
Add:
Straight-line ground rent expense (4)	891	1,146	(255)	(22.3%)	—	—	—	—

Net Operating Income (5)—cash basis	$338,417	$340,501	$(2,084)	(0.6%)	$7,051	$5,671	$1,380	24.3%

	Unconsolidated Joint Ventures				Total (1)
	For the three months ended		$	%	For the three months ended		$	%
	30-Sep-15	30-Sep-14	Change	Change	30-Sep-15	30-Sep-14	Change	Change
Rental Revenue	$18,494	$20,680			$605,803	$600,765
Less Termination Income	—	1,790			9,589	9,954

Rental revenue—subtotal	18,494	18,890	$(396)	(2.1%)	596,214	590,811	$5,403	0.9%
Operating expenses and real estate taxes	7,712	7,705	7	0.1%	224,763	217,458	7,305	3.4%

Net Operating Income (2)	$10,782	$11,185	$(403)	(3.6%)	$371,451	$373,353	$(1,902)	(0.5%)

Rental revenue—subtotal	$18,494	$18,890			$596,214	$590,811
Less:
Straight-line rent and fair value lease revenue	633	22	611	2,777.3%	18,094	18,575	(481)	(2.6%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (3)	147	105	42	40.0%	1,516	1,516	—	—

Rental revenue—cash basis	18,008	18,973	(965)	(5.1%)	579,636	573,752	5,884	1.0%
Less:
Operating expenses and real estate taxes	7,712	7,705	7	0.1%	224,763	217,458	7,305	3.4%
Add:
Straight-line ground rent expense (4)	—	—	—	—	891	1,146	(255)	(22.3%)

Net Operating Income (5)—cash basis	$10,296	$11,268	$(972)	(8.6%)	$355,764	$357,440	$(1,676)	(0.5%)

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes Fountain Square in Reston, VA, 767 Fifth Avenue (The GM Building) and Times Square Tower in New York City and, beginning October 30, 2014, 100 Federal Street and Atlantic Wharf Office Building in Boston, MA and 601 Lexington Avenue in New York City.
(2)	For a quantitative reconciliation of net operating income (NOI) to net income attributable to Boston Properties, Inc., see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12. For additional information related to second generation transaction costs, see page 44.
(4)	For additional information, see page 7.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI, see page 50.

Boston Properties, Inc.

Third Quarter 2015

LEASING ACTIVITY

All In-Service Properties—quarter ended September 30, 2015

	Office	Office/Technical	Total
Vacant space available @ 7/1/2015 (sf)	3,506,227	168,385	3,674,612
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	611,603 (1)	—	611,603
Leases expiring or terminated 7/1/2015-9/30/2015 (sf)	1,528,917	38,502	1,567,419

Total space available for lease (sf)	5,646,747	206,887	5,853,634

1st generation leases (sf)	723,391	—	723,391
2nd generation leases with new tenants (sf)	885,637	—	885,637
2nd generation lease renewals (sf)	611,314	38,502	649,816

Total space leased (sf)	2,220,342	38,502	2,258,844

Vacant space available for lease @ 9/30/2015 (sf)	3,426,405	168,385	3,594,790

Net (increase)/decrease in available space (sf)	79,822	—	79,822
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,496,951	38,502	1,535,453
Weighted average lease term (months)	111	46	110
Weighted average free rent period (days)	55	23	55
Total transaction costs per square foot (3)	$61.06	$9.95	$59.78
Increase (decrease) in gross rents (4)	5.57%	6.11%	5.58%
Increase (decrease) in net rents (5)	7.95%	9.20%	7.97%

			Incr (decr)	Incr (decr)
	All leases	All leases	in 2nd gen.	in 2nd gen.	Total	Total square feet of leases
	1st Generation (sf)	2nd Generation (sf)	gross cash rents (4)	net cash rents (5)	Leased (sf) (6)	executed in the quarter (7)
Boston	6,300	541,664	37.89%	72.82%	547,964	297,179
New York	111,788	267,237	(13.28%)	(22.64%)	379,025	332,118
San Francisco	90,925	233,923	8.42%	13.40%	324,848	230,857
Washington, DC	514,378	492,629	(5.71%)	(8.65%)	1,007,007	469,494

Total / Weighted Average	723,391	1,535,453	5.58%	7.97%	2,258,844	1,329,648

(1)	Total square feet of properties placed in service in Q3 2015 consist of 127,229 at Annapolis Junction Building Seven, 387,149 at 601 Massachusetts Avenue, 90,925 at 535 Mission Street and 6,300 at The Point (formerly 99 Third Avenue Retail).
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,535,453 square feet of second generation leases that commenced in Q3 2015, leases for 1,323,657 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,249,105 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,249,105 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which recognition of rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 211,796.

Boston Properties, Inc.

Third Quarter 2015

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2015	Q2 2015	Q1 2015	2014	2013	2012
Recurring capital expenditures	$18,814	$14,869	$8,763	$42,610	$51,026	$23,774
Planned non-recurring capital expenditures associated with acquisition properties	1,661	1,485	972	13,087	20,506	22,287
Hotel improvements, equipment upgrades and replacements	436	272	491	2,894	2,070	896

	$20,911	$16,626	$10,226	$58,591	$73,602	$46,957

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2015	Q2 2015	Q1 2015	2014	2013	2012
Office
Square feet	1,496,951	1,351,464	1,261,753	3,578,780	3,554,632	3,572,825

Tenant improvements and lease commissions PSF	$61.06	$39.60	$43.27	$30.89	$37.54	$45.31

Office/Technical
Square feet	38,502	35,675	27,639	357,266	55,456	59,788

Tenant improvements and lease commissions PSF	$9.95	$23.22	$19.00	$16.69	$2.02	$3.94

Average tenant improvements and lease commissions PSF	$59.78	$39.18	$42.75	$29.60	$36.99	$44.63

Boston Properties, Inc.

Third Quarter 2015

ACQUISITIONS/DISPOSITIONS

as of September 30, 2015

ACQUISITIONS

For the period from January 1, 2015 through September 30, 2015

				Anticipated
			Initial	Future	Total		Percentage
Property	Date Acquired	Square Feet	Investment (1)	Investment (1)	Investment (1)		Leased
1265 Main Street (50% ownership interest)	May 8, 2015	115,000	$1,934,000	$24,156,000	$26,090,000	(2)	100%
Dock72 (50% ownership interest)	June 26, 2015	670,000	9,140,000	195,760,000	204,900,000	(3)	33%
Fountain Square (remaining 50% ownership interest)	September 15, 2015	758,915	100,856,000	—	100,856,000	(4)	97%

Total Acquisitions		1,543,915	$111,930,000	$219,916,000	$331,846,000		70%

(1)	Represents the Company’s share.
(2)	On May 8, 2015, the Company entered into a joint venture with an affiliate of 1265 Main Street LLC to redevelop an existing building into a Class A office building totaling approximately 115,000 net rentable square feet at 1265 Main Street in Waltham, Massachusetts. The joint venture partner contributed real estate and improvements, with an aggregate fair value of approximately $9.4 million, for its initial 50% interest in the joint venture. For its initial 50% interest, the Company will contribute cash totaling approximately $9.4 million as the joint venture incurs costs. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture has entered into a fifteen-year lease with a tenant to occupy 100% of the building. See also page 47.
(3)	On June 26, 2015, the Company entered into a joint venture with Rudin Development to develop Dock72, an office building totaling approximately 670,000 net rentable square feet located at the Brooklyn Navy Yard in Brooklyn, New York. Each partner contributed cash totaling approximately $9.1 million for their initial 50% interest in the joint venture. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture entered into a 96-year ground lease with the Brooklyn Navy Yard Development Corporation, comprised of an initial term of 49 years, which may be extended by the joint venture to 2111, subject to certain conditions. The joint venture also entered into a 20-year lease with a tenant to occupy approximately 222,000 net rentable square feet at the building. See also pages 47 and 48.
(4)	On September 15, 2015, the Company acquired its partner’s 50% interest in the consolidated entity that owns Fountain Square located in Reston Town Center in Reston, Virginia for cash of approximately $100.9 million and the partner’s share of assumed mortgage indebtedness totaling approximately $105.6 million.

DISPOSITIONS

For the period from January 1, 2015 through September 30, 2015

			Gross	Net Cash
Property	Date Disposed	Square Feet	Sales Price	Proceeds	Book Gain
Washingtonian North (land parcel)	February 19, 2015	N/A	$8,700,000	$8,331,000	$3,656,000
Residences on The Avenue (335 units)	March 17, 2015	323,050	196,000,000	192,478,000	91,428,000	(1)
505 9th Street, N.W. (50% ownership interest)	September 18, 2015	321,943	318,000,000	194,636,000	199,479,000	(2)

Total Dispositions		644,993	$522,700,000	$395,445,000	$294,563,000

(1)	The Company has agreed to provide the buyer up to $6.0 million of net operating income support if the property’s net operating income fails to achieve certain thresholds. This amount has been recorded as a reduction to the gain on sale. The Residences on The Avenue is comprised of 335 apartment units and approximately 50,000 net rentable square feet of retail space, subject to a ground lease that expires on February 1, 2068.
(2)	On September 18, 2015, a consolidated entity in which the Company has a 50% interest completed the sale of its 505 9th Street, N.W. property located in Washington, DC for approximately $318.0 million, including the assumption by the buyer of approximately $117.0 million of mortgage indebtedness. Net cash proceeds totaled approximately $194.6 million, of which the Company’s share was approximately $97.3 million. The Company recognized a gain on sale of real estate totaling approximately $199.5 million, of which approximately $101.1 million was allocated to the outside partners and is included within noncontrolling interests in property partnerships in the Company’s consolidated statements of operations.

Boston Properties, Inc.

Third Quarter 2015

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2015

	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 9/30/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)		Percentage Placed in Service (4)
Construction Properties
Office
690 Folsom Street	Q1 2015	Q1 2016	San Francisco, CA	1	26,080	$14,670,945	$17,900,000	$—	$—	$3,229,055	100%		55%
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	30,503,898	47,000,000	—	—	16,496,102	100%		—
The Point (formerly 99 Third Avenue Retail)	Q3 2015	Q2 2016	Waltham, MA	1	16,500	16,334,786	16,900,000	—	—	565,214	84%		39%
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	190,507,110	215,000,000	—	—	24,492,890	89%		66%
1265 Main Street (50% Ownership)	Q4 2016	Q4 2016	Waltham, MA	1	115,000	7,995,080	26,090,000			18,094,920	100%		—
Prudential Center Retail Expansion	Q1 2016	Q4 2016	Boston, MA	—	15,000	9,331,681	9,980,000	—	—	648,319	100%		—
Annapolis Junction Building Eight (50% ownership)	Q1 2017	Q1 2017	Annapolis, MD	1	125,000	12,216,053	18,500,000	13,000,000	6,922,988	206,935	—		—
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	56,830,915	100,400,000	—	—	43,569,085	82%		—
601 Massachusetts Avenue	Q3 2015	Q4 2017	Washington, DC	1	478,000	298,356,763	360,760,000	—	—	62,403,237	87%		81%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	116,029,094	271,500,000	—	—	155,470,906	68%		—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	404,170,826	1,073,500,000	—	—	669,329,174	51%		—
Dock72 (50% ownership)	Q1 2018	Q1 2020	Brooklyn, NY	1	670,000	10,064,194	204,900,000	—	—	194,835,806	33%		—

Total Office Properties under Construction				11	3,952,580	$1,167,011,345	$2,362,430,000	$13,000,000	$6,922,988	$1,189,341,643	61%		33%
Residential
Cambridge Residential / 88 Ames (274 units)	Q1 2018	Q1 2019	Cambridge, MA	1	164,000	$7,024,696	$140,170,000	$—	$—	$133,145,304	N/A		—
Reston Signature Site (508 units)	Q4 2017	Q2 2020	Reston, VA	1	514,000	23,059,386	217,232,000	—	—	194,172,614	N/A		—

Total Residential Properties under Construction				2	678,000	$30,084,082	$357,402,000	$—	$—	$327,317,918	N/A		—
Redevelopment Properties
Reservoir Place North	Q2 2016	Q1 2017	Waltham, MA	1	73,000	$3,258,034	$24,510,000	$—	$—	$21,251,966	—		—

Total Redevelopment Properties under Construction				1	73,000	$3,258,034	$24,510,000	$—	$—	$21,251,966	—		—

Total Properties Under Construction and Redevelopment				14	4,703,580	$1,200,353,461	$2,744,342,000	$13,000,000	$6,922,988	$1,537,911,527	59	%(5)	32%

PROJECTS FULLY PLACED IN-SERVICE DURING 2015

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 9/30/2015 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
Annapolis Junction Building Seven (50% ownership)	Q3 2015	Q3 2015	Annapolis, MD	1	127,229	$16,221,130	$17,500,000	$11,000,000	$9,868,420	147,290	100%

Total Projects placed In-Service				1	127,229	$16,221,130	$17,500,000	$11,000,000	$9,868,420	$147,290	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (6)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Future Square Footage (7)
North First Business Park	San Jose, CA	5	190,636	100.0%	$16.04	N	S	1,359,364

Total Properties held for Re-Development		5	190,636	100.0%	$16.04			1,359,364

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry.
(3)	Represents percentage leased as of October 26, 2015, including leases with future commencement dates and excluding residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Includes approximately 33,000 square feet of retail space from residential developments which is 0% leased.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(7)	The incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 48.

Boston Properties, Inc.

Third Quarter 2015

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2015

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1)	44.0	2,659,000
Reston, VA	33.8	1,160,000
Waltham, MA	11.3	805,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Gaithersburg, MD (2)	19.3	550,000
Washington, DC (50% ownership)	1.3	520,000
Marlborough, MA	50.0	400,000
Boston, MA (50% ownership)	—	377,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	342.2	9,200,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of September 30, 2015

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ	134.1	1,650,000
Boston, MA (50% ownership)	—	1,423,000
Brooklyn, NY (50% ownership)	1.3	600,000
San Francisco, CA	2.3	TBD

	137.7	3,673,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 47.
(2)	On October 1, 2015, the Company sold a 5.8 acre parcel of land in Gaithersburg, Maryland for $13.3 million, reducing the developable square footage for the remaining parcel to 240,000 square feet.

Boston Properties, Inc.

Third Quarter 2015

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO lease transaction costs which qualify as rent inducements, non-real estate depreciation, non-cash losses from early extinguishments of debt, stock-based compensation, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and non-cash termination income adjustment (fair value lease amounts). Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units and (4) 2012 OPP Units that were issued in the form of LTIP Units and earned as of February 6, 2015 plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2015

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, plus corporate general and administrative expense, transaction costs, depreciation and amortization, losses from investments in securities and interest expense, less development and management services income, income from unconsolidated joint ventures and interest and other income. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements in accordance with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21-23 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures and 100% of consolidated joint ventures.

Annualized Revenue

Annualized Revenue is defined as rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Future Annualized Revenue is defined as rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Third Quarter 2015

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.